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                                                                    EXHIBIT 10.1


                          CREDIT AND SECURITY AGREEMENT

                          DATED AS OF SEPTEMBER 7, 2004

                                      AMONG

                  EQUIFAX RECEIVABLES FINANCE LLC, AS BORROWER,

                 EQUIFAX CAPITAL MANAGEMENT, INC., AS SERVICER,

                      BLUE RIDGE ASSET FUNDING CORPORATION,

               THE LIQUIDITY BANKS FROM TIME TO TIME PARTY HERETO

                                       AND

                  WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

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
C                                                  TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I. THE ADVANCES...........................................................................................1

Section 1.1       CREDIT FACILITY.................................................................................1
Section 1.2       INCREASES.......................................................................................2
Section 1.3       DECREASES.......................................................................................2
Section 1.4       DEEMED COLLECTIONS; BORROWING LIMIT.............................................................3
Section 1.5       PAYMENT REQUIREMENTS............................................................................4
Section 1.6       RATABLE LOANS; FUNDING MECHANICS; LIQUIDITY FUNDINGS............................................4
Section 1.7       EXTENSION OF THE LIQUIDITY TERMINATION DATE.....................................................4

ARTICLE II. PAYMENTS AND COLLECTIONS..............................................................................5

Section 2.1       PAYMENTS........................................................................................5
Section 2.2       COLLECTIONS PRIOR TO AMORTIZATION; REPAYMENT OF CERTAIN DEMAND ADVANCES.........................5
Section 2.3       REPAYMENT OF DEMAND ADVANCES ON THE AMORTIZATION DATE; COLLECTIONS FOLLOWING AMORTIZATION.......7
Section 2.4       PAYMENT RECISSION...............................................................................7

ARTICLE III. BLUE RIDGE FUNDING...................................................................................8

Section 3.1       CP COSTS........................................................................................8
Section 3.2       CALCULATION OF CP COSTS.........................................................................8
Section 3.3       CP COSTS PAYMENTS...............................................................................8
Section 3.4       DEFAULT RATE....................................................................................8

ARTICLE IV. LIQUIDITY BANK FUNDING................................................................................8

Section 4.1       LIQUIDITY BANK FUNDING..........................................................................8
Section 4.2       INTEREST PAYMENTS...............................................................................8
Section 4.3       SELECTION AND CONTINUATION OF INTEREST PERIODS..................................................9
Section 4.4       LIQUIDITY BANK INTEREST RATES...................................................................9
Section 4.5       SUSPENSION OF THE LIBO RATE.....................................................................9
Section 4.6       DEFAULT RATE...................................................................................10

ARTICLE V. REPRESENTATIONS AND WARRANTIES........................................................................10

Section 5.1       REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES.............................................10
Section 5.2       LIQUIDITY BANK REPRESENTATIONS AND WARRANTIES..................................................14

ARTICLE VI. CONDITIONS OF ADVANCES...............................................................................14

Section 6.1       CONDITIONS PRECEDENT TO INITIAL ADVANCE........................................................14
Section 6.2       CONDITIONS PRECEDENT TO ALL ADVANCES...........................................................15

ARTICLE VII. COVENANTS...........................................................................................15

Section 7.1       AFFIRMATIVE COVENANTS OF THE LOAN PARTIES......................................................15
Section 7.2       NEGATIVE COVENANTS OF THE LOAN PARTIES.........................................................23

ARTICLE VIII. ADMINISTRATION AND COLLECTION......................................................................25

Section 8.1       DESIGNATION OF SERVICER........................................................................25
Section 8.2       DUTIES OF SERVICER.............................................................................25
Section 8.3       COLLECTION NOTICES.............................................................................27
Section 8.4       RESPONSIBILITIES OF BORROWER...................................................................27
Section 8.5       MONTHLY REPORTS................................................................................28
Section 8.6       SERVICING FEE..................................................................................28

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ARTICLE IX. AMORTIZATION EVENTS..................................................................................28

Section 9.1       AMORTIZATION EVENTS............................................................................28
Section 9.2       REMEDIES.......................................................................................31

ARTICLE X. INDEMNIFICATION.......................................................................................32

Section 10.1      INDEMNITIES BY THE LOAN PARTIES................................................................32
Section 10.2      INCREASED COST AND REDUCED RETURN..............................................................34
Section 10.3      OTHER COSTS AND EXPENSES.......................................................................35
Section 10.4      ALLOCATIONS....................................................................................35

ARTICLE XI. THE AGENT............................................................................................36

Section 11.1      AUTHORIZATION AND ACTION.......................................................................36
Section 11.2      DELEGATION OF DUTIES...........................................................................36
Section 11.3      EXCULPATORY PROVISIONS.........................................................................36
Section 11.4      RELIANCE BY AGENT..............................................................................37
Section 11.5      NON-RELIANCE ON AGENT AND OTHER LENDERS........................................................37
Section 11.6      REIMBURSEMENT AND INDEMNIFICATION..............................................................37
Section 11.7      AGENT IN ITS INDIVIDUAL CAPACITY...............................................................37
Section 11.8      SUCCESSOR AGENT................................................................................38

ARTICLE XII. ASSIGNMENTS; PARTICIPATIONS.........................................................................38

Section 12.1      ASSIGNMENTS....................................................................................38
Section 12.2      PARTICIPATIONS.................................................................................39

ARTICLE XIII. SECURITY INTEREST..................................................................................40

Section 13.1      GRANT OF SECURITY INTEREST.....................................................................40
Section 13.2      TERMINATION AFTER FINAL PAYOUT DATE............................................................40

ARTICLE XIV. MISCELLANEOUS.......................................................................................40

Section 14.1      WAIVERS AND AMENDMENTS.........................................................................40
Section 14.2      NOTICES........................................................................................41
Section 14.3      RATABLE PAYMENTS...............................................................................42
Section 14.4      PROTECTION OF AGENT'S SECURITY INTEREST........................................................42
Section 14.5      CONFIDENTIALITY................................................................................43
Section 14.6      BANKRUPTCY PETITION............................................................................44
Section 14.7      LIMITATION OF LIABILITY........................................................................44
Section 14.8      CHOICE OF LAW..................................................................................44
Section 14.9      CONSENT TO JURISDICTION........................................................................45
Section 14.10     WAIVER OF JURY TRIAL...........................................................................45
Section 14.11     INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.................................................45
Section 14.12     COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.................................................46
Section 14.13     WACHOVIA ROLES.................................................................................46



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                             EXHIBITS AND SCHEDULES

Exhibit I             Definitions

Exhibit II-A          Form of Borrowing Notice

Exhibit II-B          Form of Reduction Notice

Exhibit III Places of Business of the Loan Parties; Locations of Records; Federal Employer Identification Number(s)

Exhibit IV            Names of Collection Banks; Collection Accounts

Exhibit V             Form of Compliance Certificate

Exhibit VI            Form of Collection Account Agreement

Exhibit VII           Form of Assignment Agreement

Exhibit VIII          Credit and Collection Policy

Exhibit IX            Form of Monthly Report

Exhibit X             Form of Performance Undertaking

Schedule A            Commitments

Schedule B            Closing Documents

                          CREDIT AND SECURITY AGREEMENT

         THIS CREDIT AND SECURITY AGREEMENT, dated as of September 7, 2004 is entered into by and among:

                  (a) Equifax Receivables Finance LLC, a Delaware limited liability company ("BORROWER"),

                  (b) Equifax Capital Management, Inc., a Georgia corporation ("ECM"), as initial Servicer (the Servicer together with Borrower, the "LOAN PARTIES" and each, a "LOAN PARTY"),

                  (c) The entities listed on Schedule A to this Agreement (together with any of their respective successors and assigns hereunder, the "LIQUIDITY BANKS"),

                  (d) Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), and

                  (e) Wachovia Bank, National Association, as agent for the Lenders hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "AGENT").

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I.

                             PRELIMINARY STATEMENTS

                  Borrower desires to borrow from the Lenders from time to time.

                  Blue Ridge may, in its absolute and sole discretion, make Advances to the Borrower from time to time.

                  In the event that Blue Ridge declines to make any Advance, the Liquidity Banks shall, at the request of Borrower, make Advances from time to time.

                  Wachovia Bank, National Association has been requested and is willing to act as Agent on behalf of Blue Ridge and the Liquidity Banks in accordance with the terms hereof.

                                   ARTICLE I.

                                  THE ADVANCES

         Section 1.1 CREDIT FACILITY.

                  (a) Upon the terms and subject to the conditions hereof, from time to time prior to the Facility Termination Date:

                           (i) Borrower may, at its option, request Advances
from the Lenders in an aggregate principal amount at any one time outstanding not to exceed the lesser of the Aggregate Commitment and the Borrowing Base (such lesser amount, the "BORROWING LIMIT"); and

                           (ii) Blue Ridge may, at its option, make the
requested Advance, or if Blue Ridge shall decline to make any Advance, except as otherwise provided in Section 1.2, the Liquidity Banks severally agree to make Loans in an aggregate principal amount equal to the requested Advance.

Each of the Advances, and all other Obligations, shall be secured by the Collateral as provided in Article XIII. It is the intent of Blue Ridge to fund all Advances by the issuance of Commercial Paper.

                  (b) Borrower may, upon at least 5 Business Days' written notice to the Agent, terminate in whole or reduce in part, ratably among the Liquidity Banks, the unused portion of the Aggregate Commitment; PROVIDED THAT each partial reduction of the Aggregate Commitment shall be in an amount equal to $5,000,000 (or a larger integral multiple of $1,000,000 if in excess thereof) and shall reduce the Commitments of the Liquidity Banks ratably in accordance with their respective Pro Rata Shares.

         Section 1.2 INCREASES. Borrower shall provide the Agent with at least two (2) Business Days' prior notice in a form set forth as Exhibit II-A hereto of each Advance (each, a "BORROWING NOTICE"). Each Borrowing Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested increase in Aggregate Principal (which shall not be less than $1,000,000 or a larger integral multiple of $100,000) and the Borrowing Date and, in the case of an Advance to be funded by the Liquidity Banks, the requested Interest Rate and Interest Period. Following receipt of a Borrowing Notice, the Agent will determine whether Blue Ridge agrees to make the requested Advance. If Blue Ridge declines to make a proposed Advance, Borrower may cancel the Borrowing Notice or, in the absence of such a cancellation, the Advance will be made by the Liquidity Banks. On the date of each Advance, upon satisfaction of the applicable conditions precedent set forth in Article VI, Blue Ridge or the Liquidity Banks, as applicable, shall authorize the release of a wire transfer, in immediately available funds to be deposited into the Facility Account, by 3:00 p.m. (New York time), an amount equal to (i) in the case of Blue Ridge, the principal amount of the requested Advance or (ii) in the case of a Liquidity Bank, such Liquidity Bank's Pro Rata Share of the principal amount of the requested Advance.

         Section 1.3. DECREASES. Except as provided in Section 1.4, Borrower shall provide the Agent with prior written irrevocable notice in conformity with the Required Notice Period in the form set forth as Exhibit II-B hereto (a "REDUCTION NOTICE") of any proposed reduction of Aggregate Principal. Such Reduction Notice shall designate (i) the date (the "PROPOSED REDUCTION DATE") upon which any such reduction of Aggregate Principal shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Principal to be reduced which shall be applied ratably to the Loans of Blue Ridge and the Liquidity Banks in accordance with the amount of principal (if any) owing to Blue Ridge, on the one hand, and the amount of principal (if any) owing to the Liquidity Banks (ratably, based on their respective Pro Rata Shares), on the other hand (the "AGGREGATE REDUCTION"). Only one (1) Reduction Notice shall be outstanding at any time.

         Section 1.4 DEEMED COLLECTIONS; BORROWING LIMIT.


                  If as of the last day of any Settlement Period:

                  (a) the aggregate Outstanding Balance of the Receivables as reflected in the preceding Monthly Report (net of any positive adjustments) has been reduced or cancelled for any of the following reasons:

                           (i) as a result of any rejected, defective or
returned services or merchandise, any cash discount or any other adjustment by the Borrower, the applicable Originator or any Affiliate thereof (regardless of whether the same is treated by such Originator or Affiliate as a write-off), or as a result of any surcharge or other governmental or regulatory action, or

                           (ii) as a result of any setoff or breach of the
underlying agreement in respect of any claim by the Obligor thereof against the Borrower, the applicable Originator or any Affiliate thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

                           (iii) on account of the obligation of the Borrower,
the applicable Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

                           (iv) the Outstanding Balance of any Receivable is
less than the amount included in calculating the Net Pool Balance for purposes of any Monthly Report (for any reason other than such Receivable becoming a Defaulted Receivable), or

                           (v) any of the representations or warranties of the
Borrower set forth in Section 5.1(i), (j), (r), (s), (t) or (u) were not true when made with respect to any Receivable.

then, in such event, the Borrower shall be deemed to have received a Collection in an amount equal to (A) the amount of such reduction, cancellation or overstatement, in the case of the preceding clauses (a)(i), (a)(ii), (a)(iii) and (a)(iv) or the difference between the actual Outstanding Balance and the amount included in respect of such Receivable in calculating the Net Pool Balance, as applicable, and (B) in the full amount of the Outstanding Balance of such Receivable in the case of the preceding clause (b).

                  (b) Borrower shall ensure that the Aggregate Principal at no time exceeds the Borrowing Limit. If at any time the Aggregate Principal exceeds the Borrowing Limit, Borrower shall pay to the Agent not later than the next succeeding Settlement Date an amount to be applied to reduce the Aggregate Principal (as allocated by the Agent), such that after giving effect to such payment the Aggregate Principal is less than or equal to the Borrowing Limit.

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         Section 1.5 PAYMENT REQUIREMENTS. All amounts to be paid or deposited by any Loan Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York time) on the day when due in immediately available funds, and if not received before 1:00 p.m. (New York time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Lender they shall be paid to the Agent's Account, for the account of such Lender, until otherwise notified by the Agent. Upon notice to Borrower, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of CP Costs, Interest, PER ANNUM fees calculated as part of any CP Costs, PER ANNUM fees hereunder and PER ANNUM fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

         Section 1.6 RATABLE LOANS; FUNDING MECHANICS; LIQUIDITY FUNDINGS.

                  (a) Each Advance hereunder shall consist of one or more Loans made by Blue Ridge and/or the Liquidity Banks.

                  (b) Each Lender funding any Loan shall wire transfer the principal amount of its Loan to the Agent in immediately available funds not later than 12:00 p.m. (New York City time) on the applicable Borrowing Date and, subject to its receipt of such Loan proceeds, the Agent shall authorize the release of a wire transfer, in immediately available funds to the account specified by the Borrower in its Borrowing Request by 3:00 p.m. (New York City time) on such Borrowing Date.

                  (c) While it is the intent of Blue Ridge to fund each requested Advance through the issuance of its Commercial Paper, the parties acknowledge that if Blue Ridge is unable, or determines in good faith that it is undesirable, to issue Commercial Paper to fund all or any portion of its Loans, or is unable to repay such Commercial Paper upon the maturity thereof, Blue Ridge may put all or any portion of its Loans to the Liquidity Banks at any time pursuant to the Liquidity Agreement to finance or refinance the necessary portion of its Loans through a Liquidity Funding to the extent available. The Liquidity Fundings may be Alternate Base Rate Loans or LIBO Rate Loans, or a combination thereof, selected by the Borrower in accordance with Article IV, PROVIDED, HOWEVER, that each Liquidity Funding shall be an Alternate Base Rate Loan at least for the first two (2) Business Days after it is funded. Regardless of whether a Liquidity Funding constitutes the direct funding of a Loan, an assignment of a Loan made by Blue Ridge or the sale of one or more participations in a Loan made by Blue Ridge, each Liquidity Bank participating in a Liquidity Funding shall have the rights of a "Lender" hereunder with the same force and effect as if it had directly made a Loan to the Borrower in the amount of its Liquidity Funding.

                  (d) Nothing herein shall be deemed to commit Blue Ridge to make Loans.

         Section 1.7. EXTENSION OF THE LIQUIDITY TERMINATION DATE. Borrower may request that the Liquidity Banks extend the Liquidity Termination Date for a period of three (3) years from the most recent to occur of the date hereof or the then-existing Liquidity Termination Date. Approval of such request shall be subject to final internal credit approval of the Liquidity Banks;

however, such approval shall otherwise be deemed to have been granted, if (1) EIS or the Parent receives a notice from CSC that CSC will exercise the CSC Put, or the Parent, EIS and CSC shall have entered into a definitive agreement pursuant to which CSC's credit reporting operations shall be purchased by the Parent, EIS or one of their Affiliates and (2) no Amortization Event exists and all other terms and conditions of the Transaction Documents have been met at the time of such request or at the time of the effectiveness of any such extension. The Borrower hereby acknowledges and agrees that the facility usage and unused facility fees set forth in the Fee Letter shall be adjusted based on the then current market conditions as determined by the Agent in its reasonable credit judgment.

                                  ARTICLE II.

                            PAYMENTS AND COLLECTIONS

         Section 2.1 PAYMENTS. Borrower hereby promises to pay:

                  (a) the Aggregate Principal on and after the Facility Termination Date as and when Collections are received;

                  (b) the fees set forth in the Fee Letter on the dates specified therein;

                  (c) all accrued and unpaid Interest on the Alternate Base Rate Loans on each Settlement Date applicable thereto;

                  (d) all accrued and unpaid Interest on the LIBO Rate Loans on the last day of each Interest Period applicable thereto;

                  (e) all accrued and unpaid CP Costs on the CP Rate Loans on each Settlement Date; and

                  (f) all Broken Funding Costs and Indemnified Amounts upon demand.

         Section 2.2. COLLECTIONS PRIOR TO AMORTIZATION; REPAYMENT OF CERTAIN DEMAND ADVANCES. Without limiting the Agent's or any Lender's recourse to Borrower for payment of any and all Obligations:

                  (a) If any Monthly Report reveals that a mandatory prepayment is required under Section 1.4(b), not later than the 1:00 p.m. (New York City time) on the next succeeding Settlement Date, the Servicer shall turn over to the Agent, for distribution a portion of the Collections received as of the Monthly Reporting Date on which such Monthly Report was due and not previously so distributed equal to the amount of such required mandatory prepayment;

                  (b) If, on any Settlement Date, any Loans are to be voluntarily prepaid in accordance with Section 1.3, or if the aggregate principal amount of the Advances outstanding is to be reduced, the Servicer shall turn over to the Agent, for distribution to the Lenders, a portion of the Collections equal to the aggregate amount of such voluntary prepayment or reduction and any other amounts required to be paid in connection with such voluntary prepayment or reduction; and

                  (c) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise) and, in the case of principal, has not been reborrowed pursuant to
Section 1.1, the Servicer shall turn over to the Agent, for distribution to the Lenders the portion of the Collections equal to the aggregate amount of all other Obligations that are due and owing on such date. If the Collections and proceeds of new Loans are insufficient to make all payments required under clauses (a), (b) and (c) and to pay the Servicing Fees and, if applicable, all expenses due and owing to any replacement Servicer under Section 8.1 (all of the foregoing, collectively, the "REQUIRED AMOUNTS") and Borrower has made any Demand Advances, Borrower shall make demand upon ECM for payment of the Demand Advances in an amount equal to the lesser of the Required Amounts or the aggregate outstanding principal balance of such Demand Advances (plus any accrued and unpaid interest thereon) and, upon receipt of any such amounts, Borrower shall pay them to the Agent for distribution in accordance with this
Section 3.2.

                  (d) If the aggregate amount of Collections and payments on Demand Advances received by the Agent on any Settlement Date are insufficient to pay all Required Amounts, the aggregate amount received shall be applied to the items specified in the subclauses below, in the order of priority of such subclauses:

                           (i) to any accrued and unpaid interest on the Loans
that is then due and owing, including any previously accrued interest which was not paid on its applicable due date;

                           (ii) if the Servicer is not Parent or an Affiliate
thereof, to any accrued and unpaid Servicing Fee that is then due and owing to such Servicer, together with any invoiced expenses of the Servicer due and owing pursuant to Section 10.3;

                           (iii) to the Facility Fee and the Usage Fee accrued
during such Settlement Period, plus any previously accrued Facility Fee and Usage Fee not paid on a prior Settlement Date;

                           (iv) to the payment of the principal of any Loans
that are then due and owing;

                           (v) to other Obligations that are then due and owing;
and

                           (vi) if the Servicer is Parent or one of its
respective Affiliates, to the accrued and unpaid Servicing Fee that is then due and owing to such Servicer.

                  (e) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise), the Servicer shall turn over to the Agent, for distribution to the Lenders, a portion of the Collections equal to the aggregate amount of all Obligations that are due and owing on such date.

         Section 2.3 REPAYMENT OF DEMAND ADVANCES ON THE AMORTIZATION DATE; COLLECTIONS FOLLOWING AMORTIZATION.

                  (a) On the Amortization Date, ECM hereby agrees to repay the aggregate outstanding principal balance of all Demand Advances, together with all accrued and unpaid interest thereon, to the Agent's Account, without demand or notice of any kind, all of which are hereby expressly waived by ECM.

                  (b) On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the Secured Parties, all Collections received on such day. On and after the Amortization Date, the Servicer shall, on each Settlement Date and on each other Business Day specified by the Agent (after deduction of any accrued and unpaid Servicing Fee as of such date): (i) remit to the Agent's Account the amounts set aside pursuant to the preceding two sentences, and (ii) apply such amounts to reduce the Obligations as follows:

                  FIRST, to the reimbursement of the Agent's actual and reasonable costs of collection and enforcement of this Agreement,

                  SECOND, ratably to the payment of all accrued and unpaid CP Costs, Interest and Broken Funding Costs,

                  THIRD, ratably to the payment of all accrued and unpaid fees under the Fee Letter,

                  FOURTH, to the ratable reduction of Aggregate Principal,

                  FIFTH, for the ratable payment of all other unpaid Obligations, and

                  SIXTH, after the Obligations have been indefeasibly reduced to zero, to Borrower.

Collections applied to the payment of Obligations shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth above in this Section 2.3(b), shall be shared ratably (within each priority) among the Agent and the Lenders in accordance with the amount of such Obligations owing to each of them in respect of each such priority.

         Section 2.4 PAYMENT RECISSION. No payment of any of the Obligations shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Borrower shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus Interest on such amount at the Default Rate from the date of any such recission, return or refunding.


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

                                  ARTICLE III.

                               BLUE RIDGE FUNDING

         Section 3.1 CP COSTS. Borrower shall pay CP Costs with respect to the principal balance of Blue Ridge's Loans from time to time outstanding. Each Loan of Blue Ridge that is funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share that the principal in respect of such Loan represents in relation to all assets held by Blue Ridge and funded substantially with related Pooled Commercial Paper.

         Section 3.2 CALCULATION OF CP COSTS. Not later than the 3rd Business Day immediately preceding each Monthly Reporting Date, Blue Ridge shall calculate the aggregate amount of CP Costs applicable to its CP Rate Loans for the Calculation Period then most recently ended and shall notify Borrower of such aggregate amount.

         Section 3.3 CP COSTS PAYMENTS. On each Settlement Date, Borrower shall pay to the Agent (for the benefit of Blue Ridge) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the principal associated with all CP Rate Loans for the Calculation Period then most recently ended in accordance with Article II.

         Section 3.4 DEFAULT RATE. From and after the occurrence and during the continuance of an Amortization Event, all Loans of Blue Ridge shall accrue Interest at the Default Rate and shall cease to be CP Rate Loans.

                                  ARTICLE IV.

                             LIQUIDITY BANK FUNDING

         Section 4.1 LIQUIDITY BANK FUNDING. Prior to the occurrence of an Amortization Event, the outstanding principal balance of each Liquidity Funding shall accrue interest for each day during its Interest Period at either the LIBO Rate or the Alternate Base Rate in accordance with the terms and conditions hereof. Until Borrower gives notice to the Agent of another Interest Rate in accordance with Section 4.4, the initial Interest Rate for any Loan transferred to the Liquidity Banks by Blue Ridge pursuant to the Liquidity Agreement shall be the Alternate Base Rate (unless the Default Rate is then applicable). If the Liquidity Banks acquire by assignment from Blue Ridge any Loan pursuant to the Liquidity Agreement, each Loan so assigned shall each be deemed to have an Interest Period commencing on the date of any such assignment.

         Section 4.2 INTEREST PAYMENTS. On the Settlement Date for each Liquidity Funding, Borrower shall pay to the Agent (for the benefit of the Liquidity Banks) an aggregate amount equal to the accrued and unpaid Interest for the entire Interest Period of each such Liquidity Funding in accordance with
Article II.

         Section 4.3 SELECTION AND CONTINUATION OF INTEREST PERIODS.

                  (a) With consultation from (and approval by) the Agent (which approval shall not be unreasonably withheld or delayed), Borrower shall from time to time request Interest Periods for the Liquidity Fundings, PROVIDED THAT if at any time any Liquidity Funding is outstanding, Borrower shall always request Interest Periods such that at least one Interest Period shall end on the date specified in clause (A) of the definition of Settlement Date.

                  (b) Borrower or the Agent, upon notice to and consent by the other received at least three (3) Business Days prior to the end of an Interest Period (the "TERMINATING TRANCHE") for any Liquidity Funding, may, effective on the last day of the Terminating Tranche: (i) divide any such Liquidity Funding into multiple Liquidity Fundings, (ii) combine any such Liquidity Funding with one or more other Liquidity Fundings that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Liquidity Funding with a new Liquidity Funding to be made by the Liquidity Banks on the day such Terminating Tranche ends.

         Section 4.4 LIQUIDITY BANK INTEREST RATES. Borrower may select the LIBO Rate or the Alternate Base Rate for each Liquidity Funding. Borrower shall by 12:00 noon (New York time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Interest Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Alternate Base Rate is being requested as a new Interest Rate, give the Agent irrevocable notice of the new Interest Rate for the Liquidity Funding associated with such Terminating Tranche. Until Borrower gives notice to the Agent of another Interest Rate, the initial Interest Rate for any Loan transferred to the Liquidity Banks pursuant to the Liquidity Agreement shall be the Alternate Base Rate (unless the Default Rate is then applicable).

         Section 4.5 SUSPENSION OF THE LIBO RATE.

                  (a) If any Liquidity Bank notifies the Agent that it has reasonably determined that funding its Pro Rata Share of the Liquidity Fundings at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Liquidity Funding at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Liquidity Funding at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require Borrower to select the Alternate Base Rate for any Liquidity Funding accruing Interest at such LIBO Rate.

                  (b) If less than all of the Liquidity Banks give a notice to the Agent pursuant to Section 4.5(a), each Liquidity Bank which gave such a notice shall be obliged, at the request of Borrower, Blue Ridge or the Agent, to assign all of its rights and obligations hereunder to (i) another Liquidity Bank or (ii) another funding entity nominated by Borrower or the Agent that is an Eligible Assignee willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Liquidity Bank; PROVIDED THAT
(i) the notifying Liquidity Bank receives payment in full, pursuant to an Assignment Agreement, of all Obligations owing to it (whether due or accrued), and (ii) the replacement Liquidity Bank otherwise satisfies the requirements of Section 12.1(b).

         Section 4.6 DEFAULT RATE. From and after the occurrence and during the continuation of an Amortization Event, all Liquidity Fundings shall accrue Interest at the Default Rate.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. Each Loan Party hereby represents and warrants to the Agent and the Lenders, as to itself, as of the date hereof, as of the date of each Advance and as of each Settlement Date that:

                  (a) EXISTENCE AND POWER. Such Loan Party's jurisdiction of organization is correctly set forth in the preamble to this Agreement. Such Loan Party is duly organized under the laws of that jurisdiction and no other state or jurisdiction, and such jurisdiction must maintain a public record showing the organization to have been organized. Such Loan Party is validly existing and in good standing under the laws of its jurisdiction of organization. Such Loan Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

                  (b) POWER AND AUTHORITY; DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Borrower, Borrower's use of the proceeds of Advances made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Loan Party is a party has been duly executed and delivered by such Loan Party.

                  (c) NO CONFLICT. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Loan Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) ACTIONS, SUITS. There are no actions, suits or proceedings pending, or to the best of such Loan Party's knowledge, threatened, against or affecting such Loan Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Loan Party is not in default with respect to any order of any court, arbitrator or governmental body.

                  (f) BINDING EFFECT. This Agreement and each other Transaction Document to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) ACCURACY OF INFORMATION. All information heretofore furnished by such Loan Party or any of its Affiliates to the Agent or the Lenders for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Loan Party or any of its Affiliates to the Agent or the Lenders will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; PROVIDED THAT, with respect to any projected financial information, such Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  (h) USE OF PROCEEDS. No proceeds of any Advance hereunder will be used by Borrower (i) for a purpose that violates, or would be inconsistent with, (A) Section 7.2(e) of this Agreement or (B) Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any margin stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (i) GOOD TITLE. Borrower is the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created for Permitted Encumbrances. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to create a valid security interest in favor of the Agent for the benefit of the Secured Parties in the Collateral to secure payment of the Obligations, free and clear of any Adverse Claim except as created by the Transactions

Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Secured Parties) security interest in the Collateral. Such Loan Party's jurisdiction of organization is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest's obtaining priority over the rights of a lien creditor which respect to collateral.

                  (k) PLACES OF BUSINESS AND LOCATIONS OF RECORDS. The principal places of business and chief executive office of such Loan Party and the offices where it keeps all of its Records are located at the address(es) listed on
Exhibit III or such other locations of which the Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by
Section 14.4(a) has been taken and completed. Such Loan Party's jurisdiction of organization, organizational identification number and Federal Employer Identification Number are correctly set forth on Exhibit III. As of the date hereof, each Loan Party is a "registered organization" (within the meaning of Section 9-102 of the UCC as in effect in its jurisdiction of organization). Since the date of this Agreement, no Loan Party has changed its jurisdiction of organization.

                  (l) COLLECTIONS. The conditions and requirements set forth in
Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names, addresses and jurisdictions of organization of all Collection Banks, together with the account numbers of the Collection Accounts of Borrower at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Borrower has not granted any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) MATERIAL ADVERSE EFFECT. (i) The initial Servicer represents and warrants that since March 31, 2004, no event has occurred that could reasonably be expected to have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries, taken as a whole, or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Borrower represents and warrants that since the date of this Agreement, no event has occurred that could reasonably be expected to have a material adverse effect on (A) the financial condition or operations of Borrower, (B) the ability of Borrower to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

                  (n) NAMES. The name in which Borrower has executed this Agreement is identical to the name of Borrower as indicated on the public record of its state of organization which shows Borrower to have been organized. In the past five (5) years, Borrower has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (o) OWNERSHIP OF BORROWER. Parent owns, directly or indirectly, 100% of the issued and outstanding capital stock of the Borrower, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the Borrower.

                  (p) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. Such Loan Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Loan Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) COMPLIANCE WITH LAW. Such Loan Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

                  (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. Such Loan Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).

                  (s) PAYMENTS TO APPLICABLE ORIGINATOR. With respect to each Receivable transferred to ECM or Borrower under any of the Receivables Sale Agreements, ECM or Borrower (as the case may be) has given reasonably equivalent value to the applicable Originator or to ECM (as the case may be) in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator or ECM of any Receivable under any of the Receivables Sale Agreements is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 ET SEQ.), as amended.

                  (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (u) ELIGIBLE RECEIVABLES. Each Receivable included in the Net Pool Balance as an Eligible Receivable on the date of any Monthly Report was an Eligible Receivable on such date.

                  (v) BORROWING LIMIT. Immediately after giving effect to each Advance and each settlement on any Settlement Date hereunder, the Aggregate Principal is less than or equal to the Borrowing Limit.

                  (w) ACCOUNTING. The manner in which such Loan Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis.

         Section 5.2. LIQUIDITY BANK REPRESENTATIONS AND WARRANTIES. Each Liquidity Bank hereby represents and warrants to the Agent, Blue Ridge and the Loan Parties that:

                  (a) EXISTENCE AND POWER. Such Liquidity Bank is a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all organizational power to perform its obligations hereunder and under the Liquidity Agreement.

                  (b) NO CONFLICT. The execution and delivery by such Liquidity Bank of this Agreement and the Liquidity Agreement and the performance of its obligations hereunder and thereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate
(i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement and the Liquidity Agreement have been duly authorized, executed and delivered by such Liquidity Bank.

                  (c) GOVERNMENTAL AUTHORIZATION. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Liquidity Bank of this Agreement or the Liquidity Agreement and the performance of its obligations hereunder or thereunder.

                  (d) BINDING EFFECT. Each of this Agreement and the Liquidity Agreement constitutes the legal, valid and binding obligation of such Liquidity Bank enforceable against such Liquidity Bank in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VI.

                             CONDITIONS OF ADVANCES

         Section 6.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The initial Advance under this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such Advance those documents listed on Schedule A to the Receivables Sale Agreement and those documents listed on Schedule B to this Agreement, (b) the Rating Agency Condition (if applicable to the consummation of the transactions contemplated by the

Transaction Documents) shall have been satisfied, and (c) the Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter.

         Section 6.2 CONDITIONS PRECEDENT TO ALL ADVANCES. Each Advance and each rollover or continuation of any Advance shall be subject to the further conditions precedent that (a) the Servicer shall have delivered to the Agent on or prior to the date thereof, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under Section 8.5; (b) the Facility Termination Date shall not have occurred; (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request; and (d) on the date thereof, the following statements shall be true (and acceptance of the proceeds of such Advance shall be deemed a representation and warranty by Borrower that such statements are then true):

                           (i) the representations and warranties set forth in
Section 5.1 are true and correct in all material respects on and as of the date of such Advance (or such Settlement Date, as the case may be) as though made on and as of such date; provided, however, that the preceding standard shall not apply to those representations and warranties which themselves contain materiality standards;

                           (ii) no event has occurred and is continuing, or
would result from such Advance (or the continuation thereof), that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Advance (or the continuation thereof), that would constitute an Unmatured Amortization Event; and

                           (iii) after giving effect to such Advance (or the
continuation thereof), the Aggregate Principal will not exceed the Borrowing Limit.

                                  ARTICLE VII.

                                    COVENANTS

         Section 7.1 AFFIRMATIVE COVENANTS OF THE LOAN PARTIES. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, as set forth below:

                  (a) FINANCIAL REPORTING. Such Loan Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent:

                           (i) ANNUAL REPORTING. As soon as practicable and in
                  any event within ninety-five (95) days after the end of each Fiscal Year, (A) either (i) a copy of a report on Form 10-K, or any successor form, and any amendments thereto, filed by the Parent with the Securities and Exchange Commission with respect to the immediately preceding Fiscal Year or (ii) an audited consolidated balance sheet of the Parent and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Parent and certified by a nationally recognized independent certified public accounting firm acceptable to the

                  Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Parent or any of its Subsidiaries or with respect to accounting principles followed by the Parent or any of its Subsidiaries not in accordance with GAAP, and (B) an unaudited balance sheet and income statement for the Borrower for such Fiscal Year, certified in a manner acceptable to the Agent by the Borrower's president, chief financial officer or treasurer

                           (ii) QUARTERLY REPORTING. As soon as practicable and
                  in any event, within fifty (50) days after the end of each of the first three (3) fiscal quarters of each Fiscal Year, (A) either (i) a copy of a report on Form 10-Q, or any successor form, and any amendments thereto, filed by the Parent with the Securities and Exchange Commission with respect to the immediately preceding fiscal quarter or (ii) an unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the close of such fiscal quarter and unaudited consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including any notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding Fiscal Year and prepared by the Parent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer of the Parent to present fairly in all material respects the financial condition of the Parent and its Subsidiaries as of their respective dates and the results of operations of the Parent and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and to the absence of footnotes required by GAAP, and (B) an unaudited balance sheet and income statement for Borrower for such Fiscal Quarter, certified in a manner acceptable to the Agent by Borrower's president, chief financial officer or treasurer.

                           (iii) COMPLIANCE CERTIFICATE. Together with the
                  financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by an Authorized Officer of the Borrower and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                           (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly
                  upon the furnishing thereof to the shareholders of the Parent copies of all financial statements, reports and proxy statements so furnished.

                           (v) S.E.C. FILINGS. Promptly after the filing
                  thereof, a copy of (i) each report or other filing made by the Parent or any of its Subsidiaries with the Securities and Exchange Commission and required by the Securities and Exchange Commission to be delivered to the shareholders of the Parent or any Subsidiary thereof, (ii) each report made by any of the Parent or any Subsidiary thereof to the Securities and Exchange Commission on Form 8-K and (iii) each final registration statement of the Parent or any

                  Subsidiary thereof filed with the Securities and Exchange Commission, except in connection with pension plans and other employee benefit plans.

                           (vi) COPIES OF NOTICES. Promptly upon its receipt of
                  any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or any Lender, copies of the same.

                           (vii) CHANGE IN CREDIT AND COLLECTION POLICY. At
                  least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto.

                           (viii) OTHER INFORMATION. Promptly, from time to
                  time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Loan Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Lenders under or as contemplated by this Agreement.

                  (b) NOTICES. Such Loan Party will notify the Agent in writing of any of the following promptly upon learning of the occurrence thereof by any Responsible Officer, describing the same and, if applicable, the steps being taken with respect thereto:

                           (i) AMORTIZATION EVENTS OR UNMATURED AMORTIZATION
                  EVENTS. The occurrence of each Amortization Event and each Unmatured Amortization Event, by a statement of an Authorized Officer of such Loan Party.

                           (ii) JUDGMENTS AND PROCEEDINGS. (A) (1) The entry of
                  any judgment or decree against Performance Guarantor, the Servicer or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Performance Guarantor, the Servicer and their respective Subsidiaries exceeds $10,000,000 after deducting
                  (a) the amount with respect to which Performance Guarantor, the Servicer or any such Subsidiary, as the case may be, is insured and with respect to which the insurer has assumed responsibility in writing, and (b) the amount for which Performance Guarantor, the Servicer or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Agent, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against Performance Guarantor or the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Borrower.

                           (iii) MATERIAL ADVERSE EFFECT. The occurrence of any
                  event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                           (iv) TERMINATION DATE. The occurrence of the
                  "TERMINATION DATE" under and as defined in the Receivables Sale Agreement.

                           (v) DEFAULTS UNDER PARENT CREDIT AGREEMENT. The
                  occurrence of any Default or Event of Default under (and as such term is defined in) the Parent Credit Agreement.

                           (vi) NOTICES UNDER RECEIVABLES SALE AGREEMENT. Copies
                  of all notices delivered under the any of Receivables Sale Agreements.

                           (vii) DOWNGRADE OF PERFORMANCE GUARANTOR. Any
                  downgrade in the rating of any Indebtedness of Performance Guarantor by S&P or Moody's, setting forth the Indebtedness affected and the nature of such change (but excluding any private indicative ratings that the Performance Guarantor may request from time to time from Moody's or S&P).

                  (c) COMPLIANCE WITH LAWS AND PRESERVATION OF CORPORATE EXISTENCE. Such Loan Party will (i) comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and (ii) will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that nothing in the foregoing shall prevent such Loan Party (other than Borrower) from discontinuing any line of business if (x) no Amortization Event or Unmatured Amortization Event exists or would result therefrom, and (y) with respect to the discontinuance of a material line of business, the board of directors (or comparable governing body) of such Loan Party determines in good faith that such discontinuance is in the best interest of the Performance Guarantor and its Consolidated Subsidiaries, taken as a whole.

                  (d) AUDITS. Such Loan Party will furnish to the Agent from time to time such information with respect to it and the Receivables as the Agent may reasonably request. Such Loan Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice and at the sole cost of such Loan Party, permit the Agent, or its agents or representatives (and shall cause each Originator to permit the Agent or its agents or representatives): (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Collateral, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Collateral or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Borrower or the Servicer having knowledge of such matters (each of the foregoing examinations and visits, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Amortization Event has occurred and is continuing, (A) the Loan Parties shall only be responsible for the costs and expenses of one (1) Review in any one calendar year, and (B) the Agent will not request more than four (4) Reviews in any one calendar year. To the extent that the Agent, in the course of any Review, obtains possession of any Proprietary Information pertaining to any Loan Party or any of its Affiliates, Agent shall handle such information in accordance with the requirements of
Section 14.5 hereof.

                  (e) KEEPING AND MARKING OF RECORDS AND BOOKS.

                           (i) The Servicer will (and will cause each Originator
to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause each Originator to) give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                           (ii) Such Loan Party will (and will cause each
Originator to): (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Loans with a legend, acceptable to the Agent, describing the Agent's security interest in the Collateral and (B) upon the request of the Agent following the occurrence and during the continuation of an Amortization Event: (x) mark each Contract with a legend describing the Agent's security interest and (y) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract constituting an instrument, a certificated security or chattel paper) relating to the Receivables.

                  (f) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Loan Party will (and will cause each Originator to) timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                  (g) PERFORMANCE AND ENFORCEMENT OF RECEIVABLES SALE AGREEMENT. Borrower will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreements, each of ECM and Borrower will purchase Receivables thereunder in strict compliance with the terms thereof, and each of ECM and Borrower will vigorously enforce the rights and remedies accorded to it under the Receivables Sale Agreements. Borrower will take all actions to perfect and enforce its and ECM's rights and interests (and the rights and interests of the Agent and the Lenders as assignees of Borrower) under the Receivables Sale Agreements as the Agent may from time to time reasonably request, including, without limitation, making claims to which it or ECM may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreements.

                  (h) OWNERSHIP. Borrower will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Collateral purchased under the Receivables Sale Agreement irrevocably in Borrower, free and clear of any Adverse Claims (other than Permitted Encumbrances) including, without limitation, the filing of all financing


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

statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower's interest in such Collateral and such other action to perfect, protect or more fully evidence the interest of Borrower therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all Collateral, free and clear of any Adverse Claims (other than Permitted Encumbrances), including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Secured Parties) security interest in the Collateral and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Secured Parties as the Agent may reasonably request.

                  (i) LENDERS' RELIANCE. Borrower acknowledges that the Lenders are entering into the transactions contemplated by this Agreement in reliance upon Borrower's identity as a legal entity that is separate from each Originator. Therefore, from and after the date of execution and delivery of this Agreement, Borrower shall take all reasonable steps, including, without limitation, all steps that the Agent or any Lender may from time to time reasonably request, to maintain Borrower's identity as a separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of each Originator and any Affiliates thereof (other than Borrower) and not just a division of any Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower will:

                           (i) conduct its own business in its own name and
require that all full-time employees of Borrower, if any, identify themselves as such and not as employees of any Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Borrower's employees);

                           (ii) compensate all employees, consultants and agents
directly, from Borrower's own funds, for services provided to Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of Borrower is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Borrower and such Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Borrower and such Originator or such Affiliate, as applicable;

                           (iii) clearly identify its offices (by signage or
otherwise) as its offices and, if such office is located in the offices of any Originator, Borrower shall lease such office at a fair market rent;

                           (iv) have a separate telephone number, which will be
answered only in its name and separate stationery and checks in its own name;

                           (v) conduct all transactions with each Originator and
the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Borrower and such Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                           (vi) at all times have a Board of Directors
consisting of three members, at least one member of which is an Independent Director;

                           (vii) observe all corporate formalities as a distinct
entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Borrower or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Borrower, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

                           (viii) maintain Borrower's books and records separate
from those of each Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Originator or any Affiliate thereof;

                           (ix) prepare its financial statements separately from
those of each Originator and insure that any consolidated financial statements of any Originator or any Affiliate thereof that include Borrower and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Borrower is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Borrower;

                           (x) except as herein specifically otherwise provided,
maintain the funds or other assets of Borrower separate from, and not commingled with, those of any Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Borrower alone is the account party, into which Borrower alone makes deposits and from which Borrower alone (or the Agent hereunder) has the power to make withdrawals;

                           (xi) pay all of Borrower's operating expenses from
Borrower's own assets (except for certain payments by any Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

                           (xii) operate its business and activities such that:
it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreements (and Borrower many own nominal non-passive assets to the extent necessary so that it is not characterized as a "qualifying special purpose entity" within the meaning of Statement of Financial Accounting Standards No. 140); and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the applicable Originator thereunder or ECM for the purchase of Receivables from such Originator or ECM under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                           (xiii) maintain its corporate charter in conformity
with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would materially impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

                           (xiv) maintain the effectiveness of, and continue to
perform under the Receivables Sale Agreements and the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreements or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreements or the Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent;

                           (xv) maintain its corporate separateness such that it
does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

                           (xvi) maintain at all times the Required Capital
Amount (as defined in the Second Step Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

                           (xvii) take such other actions as are necessary on
its part to ensure that the facts and assumptions set forth in the opinion issued by Kilpatrick Stockton LLP, as counsel for Borrower, in connection with the closing or initial Advance under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

                  (j) COLLECTIONS. Such Loan Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to the Collateral are remitted directly to Borrower or any Affiliate of Borrower, Borrower will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Lenders. Borrower will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or

Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

                  (k) TAXES. Unless otherwise filed by the Performance Guarantor, such Loan Party will file all material tax returns and reports required by law to be filed by it and will promptly pay all material taxes and governmental charges at any time owing, except taxes which are not yet delinquent or (i) that are being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves or (ii) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. Borrower will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Agent or any Lender.

                  (l) PAYMENT TO APPLICABLE ORIGINATOR. With respect to any Receivable purchased by ECM from any Originator or purchased by Borrower from ECM, such sale shall be effected under, and in strict compliance with the terms of, the applicable Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator or ECM in respect of the purchase price for such Receivable.

         Section 7.2 NEGATIVE COVENANTS OF THE LOAN PARTIES. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, that:

                  (a) NAME CHANGE, OFFICES AND RECORDS. Such Loan Party will not change its name, identity or structure (within the meaning of any applicable enactment of the UCC), relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of the Agent's security interest, for the benefit of the Secured Parties, in the Receivables, Related Security and Collections, or change any office where Records are kept unless it shall have: (i) given the Agent at least ten (10) Business Days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                  (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Except as may be required by the Agent pursuant to Section 8.2(b), such Loan Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) MODIFICATIONS TO RECEIVABLES AND CREDIT AND COLLECTION POLICY. Such Loan Party will not, and will not permit any Originator to, make any material change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable other than in accordance with the Credit and Collection Policy.

                  (d) SALES, LIENS. Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of the Collateral, or assign any right to receive income with respect thereto (other than Permitted Encumbrances), and Borrower will defend the right, title and interest of the Secured Parties in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Originator (other than Permitted Encumbrances). Borrower will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory (other than Permitted Encumbrances) .

                  (e) USE OF PROCEEDS. Borrower will not use the proceeds of the Advances for any purpose other than (i) paying for Receivables and Related Security under and in accordance with the Second Step Receivables Sale Agreement, including without limitation, making payments on the Subordinated Notes to the extent permitted thereunder and under the Second Step Receivables Sale Agreement, (ii) making Demand Advances to ECM at any time prior to the Facility Termination Date while it is acting as Servicer and no Amortization Event or Unmatured Amortization Event exists and is continuing, (iii) paying its ordinary and necessary operating expenses when and as due, and (iv) making Restricted Junior Payments to the extent permitted under this Agreement.

                  (f) TERMINATION DATE DETERMINATION. Borrower will not designate the Termination Date (as defined in any of the Receivables Sale Agreements), or send any written notice to ECM or any Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) any of the Receivables Sale Agreements.

                  (g) RESTRICTED JUNIOR PAYMENTS. Borrower will not make any Restricted Junior Payment if after giving effect thereto, Borrower's Net Worth (as defined in the Second Step Receivables Sale Agreement) would be less than the Required Capital Amount (as defined in the Second Step Receivables Sale Agreement).

                  (h) BORROWER INDEBTEDNESS. Borrower will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Obligations, (ii) the Subordinated Loans, and (iii) other current accounts payable arising in the ordinary course of business and not overdue.

                  (i) PROHIBITION ON ADDITIONAL NEGATIVE PLEDGES. No Loan Party will enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Adverse Claim upon the Collateral except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents, and no Loan Party will enter into or assume any agreement creating any Adverse Claim upon the Subordinated Notes.

                                 ARTICLE VIII.

                          ADMINISTRATION AND COLLECTION

         Section 8.1 DESIGNATION OF SERVICER.

                  (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "SERVICER") so designated from time to time in accordance with this Section 8.1. ECM is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time following the occurrence of an Amortization Event designate as Servicer any Person to succeed ECM or any successor Servicer PROVIDED THAT the Rating Agency Condition is satisfied.

                  (b) ECM may delegate, and ECM hereby advises the Lenders and the Agent that it has delegated, to the other Originators, as sub-servicers of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the Receivables originated by such other Originator. Without the prior written consent of the Agent and the Required Liquidity Banks, ECM shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Borrower, (ii) the other Originators, (iii) solely with respect to invoice generation and mailing, an outside billing agent in accordance with its customary practices, and (iv) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Neither Borrower nor any Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by ECM. If at any time the Agent shall designate as Servicer any Person other than ECM, all duties and responsibilities theretofore delegated by ECM to Borrower or the other Originators may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to ECM and to Borrower and the other Originators.

                  (c) Notwithstanding the foregoing subsection (b): (i) ECM shall be and remain primarily liable to the Agent and the Lenders for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agent and the Lenders shall be entitled to deal exclusively with ECM in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Lenders shall not be required to give notice, demand or other communication to any Person other than ECM in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. ECM, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

         Section 8.2 DUTIES OF SERVICER.

                  (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

                  (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Borrower and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                  (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Borrower and the Lenders their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Borrower prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Agent or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security; PROVIDED FURTHER THAT (i) in lieu of commencing any such action or taking other enforcement action, the Servicer may, at its option, elect to pay to the Agent an amount equal to the Outstanding Balance of such Receivable and (ii) the Servicer shall not, unless indemnified to its satisfaction by the Lenders, be obligated to commence or take any legal action that is in contravention of applicable law or regulation, or to settle any action that would entail an admission by the Servicer, Borrower or any Originator of legal wrongdoing or culpability or require the payment of damages by any Originator or the Servicer to any third party.

                  (e) The Servicer shall hold in trust for Borrower and the Lenders all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent at any time when an Amortization Event exists, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Borrower any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Lender, furnish to the Lenders (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article II.

                  (f) Any payment by an Obligor in respect of any indebtedness owed by it to Originator or Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

         Section 8.3 COLLECTION NOTICES.

                  (a) The Agent is authorized at any time after an Incipient Bankruptcy Event or Amortization Event has occurred and is continuing to date and to deliver to the Collection Banks the Collection Notices. Borrower hereby transfers to the Agent for the benefit of the Lenders, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Borrower hereby authorizes the Agent, and agrees that the Agent shall be entitled (i) at any time after delivery of the Collection Notices, to endorse Borrower's name on checks and other instruments representing Collections, (ii) at any time when an Amortization Event has occurred and is continuing, to enforce the Receivables, the related Contracts and the Related Security, and (iii) at any time when an Amortization Event has occurred and is continuing, to take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Borrower.

                  (b) Borrower hereby authorizes the Agent or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and the Related Security now existing or hereafter arising in the name of Borrower without any signature of Borrower. If Borrower fails to perform any of its agreements or obligations under this Agreement or any other Transaction Document, the Agent or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent or its designee incurred in connection therewith shall be payable by Borrower as provided herein.

         Section 8.4 RESPONSIBILITIES OF BORROWER. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Lenders of their rights hereunder shall not release the Servicer, any Originator or Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Lenders shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Borrower.

         Section 8.5 MONTHLY REPORTS. The Servicer shall prepare and forward to the Agent (i) on each Monthly Reporting Date, a Monthly Report and an electronic file of the data contained therein and (ii) at such times as the Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables; PROVIDED, HOWEVER, that if an Unmatured Amortization Event or an Amortization Event shall exist and be continuing, the Agent may request a Monthly Report be prepared and forwarded to the Agent more frequently than monthly.

         Section 8.6 SERVICING FEE. As compensation for the Servicer's servicing activities on their behalf, the Lenders hereby agree to pay the Servicer the Servicing Fee, which fee shall be paid in arrears on each Settlement Date.

                                  ARTICLE IX.

                               AMORTIZATION EVENTS

         Section 9.1 AMORTIZATION EVENTS. The occurrence of any one or more of the following events shall constitute an Amortization Event:

                  (a) (i) Any Loan Party or Performance Guarantor shall fail to make any payment or deposit in respect of principal of the Loans required to be made by it under the Transaction Documents when due, (ii) any Loan Party or Performance Guarantor shall fail to make any payment or deposit of interest on the Loans, Program Fees or Unused Fees (each, as defined in the Fee Letter) required to be made by it under the Transaction Documents which is not remedied within two (2) Business Days after the earlier to occur of a Responsible Officer's becoming aware of such failure or Borrower's and Servicer's receipt of written notice of such failure from the Agent, or (iii) any Loan Party or Performance Guarantor shall fail to make any other payment or deposit required to be made by it under the Transaction Documents which is not remedied within five (5) Business Days after the earlier to occur of a Responsible Officer's becoming aware of such failure or Borrower's and Servicer's receipt of written notice of such failure from the Agent.

                  (b) Any representation, warranty, certification or statement made by Performance Guarantor or any Loan Party in any Transaction Document to which it is a party or in any other document delivered pursuant thereto shall prove to have been incorrect when made or deemed made in any material respect; PROVIDED THAT, the materiality threshold in the foregoing clause shall not be applicable with respect to any representation or warranty which itself is subject to a materiality threshold.

                  (c) Any Loan Party shall fail to perform or observe any covenant contained in Sections 7.1(b)(i), 7.1(c)(ii), 7.2 or 8.5 when due; PROVIDED THAT, the failure to deliver the Monthly Report pursuant to Section 8.5 shall not be deemed an Amortization Event to the extent (i) the Servicer delivers such Monthly Report within thirty (30) days from the date originally due; and (ii) during the time period from the date the Monthly Report is originally due to the date the Monthly Report is actually delivered, the Aggregate Principal is zero dollars ($0) and Borrower does not make any requests for Advances and (iii) Borrower pays all other outstanding amounts due hereunder.

                  (d) Any Loan Party or Performance Guarantor shall fail to perform or observe (i) any other covenant or agreement contained in Sections 7.1(a), 7.1(b) (other than 7.1(b)(i)) and 7.1(i) and such failure shall continue unremedied for fifteen (15) days after the earlier of a Responsible Officer becoming aware of such default or written notice thereof has been given to the Borrower and the Servicer by the Buyer or (ii) any other covenant or agreement not mentioned in this Section 9.1 under any Transaction Documents and such failure shall continue unremedied for thirty (30) days after the earlier of a Responsible Officer becoming aware of such default or written notice thereof has been given to the Borrower and the Servicer by the Buyer.

                  (e) Failure of Borrower to pay any Indebtedness (other than the Obligations) when due or the default by Borrower in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (f) Failure of Performance Guarantor or any of its Subsidiaries other than Borrower to pay Indebtedness in excess of $20,000,000 in aggregate principal amount (hereinafter, "MATERIAL INDEBTEDNESS") when due; or the default by Performance Guarantor or any of its Subsidiaries other than Borrower in the performance of any term, provision or condition contained in any agreement under which any Material Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of Performance Guarantor or any of its Subsidiaries other than Borrower shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof (PROVIDED that for so long as Wachovia or an Affiliate thereof is a Liquidity Bank hereunder and Wachovia or an Affiliate thereof is a lender under the Parent Credit Agreement, then, in any such event, any amendments, waivers or other modifications granted by the requisite lenders thereunder shall be binding upon the parties hereunder for the purpose of determining whether an Amortization Event with respect to this clause has occurred; PROVIDED FURTHER that if at any time the Parent Credit Agreement is terminated or is no longer in full force and effect, the parties hereto agree to enter into good faith negotiations to amend this clause for a period of sixty
(60) days following the date of such termination, during which period the provisions of this clause shall remain in effect as if the Credit Agreement were still in full force and effect (provided that if no agreement is reached between the parties on such sixtieth day, such event shall constitute as Amortization Event).

                  (g) An Event of Bankruptcy shall occur with respect to Performance Guarantor, any Loan Party or any of its/their respective Material Subsidiaries.

                  (h) As at the end of any Calculation Period:

                           (i) the three-month rolling average Delinquency Ratio
                  shall exceed 7.25%,

                           (ii) the three-month rolling average Default Ratio
                  shall exceed 5.25%, or

                           (iii) the three-month rolling average Dilution Ratio
                  shall exceed 5.50%.

                  (i) A Change of Control shall occur.

                  (j) (i) One or more final judgments for the payment of money in an aggregate amount of $12,000 or more shall be entered against Borrower or
(ii) one or more final judgments for the payment of money in an amount in excess of $10,000,000, individually or in the aggregate, shall be entered against Performance Guarantor or any of its Subsidiaries (other than Borrower) on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (k) The "TERMINATION DATE" under and as defined in any of the Receivables Sale Agreements shall occur under such Receivables Sale Agreement or any Originator or ECM shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to ECM or Borrower (as the case may be) under any of the Receivables Sale Agreements.

                  (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Borrower, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Lenders shall cease to have a valid and perfected first priority security interest in the Collateral.

                  (m) On any Settlement Date, after giving effect to the turnover of Collections by the Servicer on such date and the application thereof to the Obligations in accordance with this Agreement, the Aggregate Principal shall exceed the Borrowing Limit.

                  (n) The Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability of its obligations thereunder.

                  (o) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Tax Code with regard to any of the Collateral and such lien shall not have been released within thirty (30) days or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the Collateral, and in either case such lien shall not have been released within thirty (30) days thereafter.

                  (p) Any Plan of Performance Guarantor or any of its ERISA
Affiliates:

                  (i) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
         Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

                  (ii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

                  (iii) shall require Performance Guarantor or any of its ERISA Affiliates to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

                  (iv) results in a liability to Performance Guarantor or any of its ERISA Affiliates under applicable law, the terms of such Plan, or Title IV ERISA,

and there shall result from any such failure, waiver, termination or other event a liability of any Loan Party to the PBGC or a Plan that could reasonably be expected to have a Material Adverse Effect.

                  (q) Any event shall occur which materially and adversely impairs (i) the ability of the Originators to originate Receivables of a credit quality that is at least equal to the credit quality of the Receivables sold or contributed to Borrower on the date of this Agreement, (ii) the Agent's security interest in the Receivables generally, or in any significant portion of the Receivables or the Collections, (iii) the collectibility of the Receivables generally or of a substantial portion of the Receivables or (iv) the ability of the Servicer to service the Receivables in a manner consistent with, and subject to, the same historical standards that are satisfactory to the Agent pursuant to the due diligence conducted prior to the date hereof.

         Section 9.2 REMEDIES. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Liquidity Banks shall, upon notice to the Borrower and the Servicer, take any of the following actions: (i) replace the Person then acting as Servicer (ii) declare the Amortization Date to have occurred, whereupon the Aggregate Commitment shall immediately terminate and the Amortization Date shall forthwith occur, all without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; PROVIDED, HOWEVER, that upon the occurrence of an Event of Bankruptcy with respect to any Loan Party, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party,
(iii) deliver the Collection Notices to the Collection Banks, (iv) exercise all rights and remedies of a secured party upon default under the UCC and other applicable laws, and (v) notify Obligors of the Agent's security interest in the Receivables and other Collateral. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X.

                                 INDEMNIFICATION

         Section 10.1 INDEMNITIES BY THE LOAN PARTIES. Without limiting any other rights that the Agent or any Lender may have hereunder or under applicable law, (A) Borrower hereby agrees to indemnify (and pay upon demand to) the Agent, Blue Ridge, each of the Liquidity Banks and each of the respective assigns, officers, directors, agents and employees of the foregoing (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including actual and reasonable attorneys' fees (which attorneys may be employees of the Agent or such Lender) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Lender of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder EXCLUDING, HOWEVER, in all of the foregoing instances under the preceding clauses (A) and
(B):

                  (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification provided that the Loan Parties shall not be obligated to indemnify and Indemnified Party under this Section 10.1 in connection with any claim under any cause of action by or against such Indemnified Party with respect to which any Loan Party is an adverse party and such Loan Party is the prevailing party with respect to such claim under such cause of action;

                  (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (c) (i) income and franchise taxes imposed on (or measured by) any Indemnified Party's net income by the United States of America or by the jurisdiction under the laws of which such Indemnified Party is organized or its principal office is located, or is or should be qualified to do business or any political subdivision thereof, or in the case of any Lender, in which its applicable Lending Office is located (PROVIDED, HOWEVER, that no Lender shall be deemed to be located in any jurisdiction solely as a result of taking any action related to the Transaction Documents) and (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (i) above, in each of the foregoing cases to the extent that the computation of such income, franchise or branch profit taxes is consistent with the characterization for such income, franchise or branch profit tax purposes of the acquisition by the Lenders of Loans as a loan or loans by the Lenders to Borrower secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of any Loan Party or limit the recourse of the Lenders to any Loan Party for amounts otherwise specifically provided to be paid by such Loan Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Borrower shall indemnify the Agent and the Lenders for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Borrower or the Servicer) relating to or resulting from:

                           (i) any representation or warranty made by any Loan
Party or any Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                           (ii) the failure by Borrower, the Servicer or any
Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                           (iii) any failure of Borrower, the Servicer or any
Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                           (iv) any products liability, personal injury or
damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                           (v) any dispute, claim, offset or defense (other than
discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Receivables at
any time with other funds;

                           (vii) any investigation, litigation or proceeding
related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Advance, the Collateral or any other investigation, litigation or proceeding relating to Borrower, the Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                           (viii) any inability to litigate any claim against
any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix) any Amortization Event;

                           (x) any failure of Borrower to acquire and maintain
legal and equitable title to, and ownership of any of the Collateral from the applicable Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of ECM or Borrower to give reasonably equivalent value to any Originator or ECM (as applicable) under the Receivables Sale Agreement in consideration of the transfer by such Originator or ECM (as applicable) of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                           (xi) any failure to vest and maintain vested in the
Agent for the benefit of the Lenders, or to transfer to the Agent for the benefit of the Secured Parties, a valid first priority perfected security interests in the Collateral, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                           (xii) the failure to have filed, or any delay in
filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral, and the proceeds thereof, whether at the time of any Advance or at any subsequent time;

                           (xiii) any action or omission by any Loan Party which
reduces or impairs the rights of the Agent or the Lenders with respect to any Collateral or the value of any Collateral (for any reason other than the application of Collections thereto or charge-off of any Receivable as uncollectible);

                           (xiv) any attempt by any Person to void any Advance
or the Agent's security interest in the Collateral under statutory provisions or common law or equitable action; and

                           (xv) the failure of any Receivable included in the
calculation of the Net Pool Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

         Section 10.2 INCREASED COST AND REDUCED RETURN. If after the date hereof, any Regulatory Change shall occur: (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Borrower shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source for such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. In determining any amount provided for or referred to in this Section 10.2, a Funding Source may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Within 90 days after the latest to occur of (a) discovery of a Regulatory Change covered by this Section 10.2, (b) incurrence of any increased cost, tax, reserve or other amount described above, or (c) the date on which such increased cost, tax, reserve or other amount is required to be paid or established, any Funding Source wishing to make a claim under this Section 10.2 shall submit to Borrower a certificate as to such actual increased cost or actual reduced return (including calculation thereof in reasonable detail), which shall, in the absence of manifest error, be conclusive and biding upon Borrower. Borrower shall not be responsible for any amount claimed under this Section unless such certificate was delivered in such 90-day period. If requested by Borrower, each Funding Source will use reasonable efforts (subject to the overall policy considerations of such Funding Source) to designate an alternate Lending Office with respect to Loans affected by any of the matters or circumstances prescribed in this Section 10.2 in order to reduce the liability of Borrower under this
Section 10.2 or to avoid the results provided in this Section 10.2 so long as such designation is not disadvantageous to such Funding Source as determined by such Funding Source, which determination, if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 10.2 shall affect or postpone any of the obligations of Borrower hereunder or any right of any Funding Source hereunder.

         Section 10.3 OTHER COSTS AND EXPENSES. Borrower shall pay to the Agent and Blue Ridge on demand all costs and out-of-pocket expenses actually incurred in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of Blue Ridge's auditors auditing the books, records and procedures of Borrower, reasonable fees and out-of-pocket expenses of legal counsel for Blue Ridge and the Agent (which such counsel may be employees of Blue Ridge or the Agent) with respect thereto and with respect to advising Blue Ridge and the Agent as to their respective rights and remedies under this Agreement. Borrower shall pay to the Agent on demand any and all reasonable costs and expenses of the Agent and the Lenders, if any, including actual and reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Borrower shall reimburse Blue Ridge on demand for all other reasonable costs and expenses actually incurred by Blue Ridge ("OTHER COSTS"), including, without limitation, the cost of auditing Blue Ridge's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for Blue Ridge or any counsel for any shareholder of Blue Ridge with respect to advising Blue Ridge or such shareholder as to matters relating to Blue Ridge's operations.

         Section 10.4 ALLOCATIONS. Blue Ridge shall allocate the liability for
(a) increased costs covered by Section 10.2 arising under Funding Agreements that are not specifically related solely to this Agreement ("SHARED INCREASED COSTS") and (b) Other Costs among Borrower and other Persons with whom Blue Ridge has entered into agreements to purchase interests in or finance receivables and other financial assets ("OTHER CUSTOMERS"). If any Other Costs are attributable to Borrower and not attributable to any Other Customer or any Shared Increased

Costs are attributable to the facility evidenced by this Agreement and not to any Other Customers' facilities, Borrower shall be solely liable for such Other Costs or Shared Increased Costs. However, if Other Costs or Shared Increased Costs are attributable to Other Customers and their facilities but not attributable to Borrower or the facility evidenced hereby, such Other Customer shall be solely liable for such Other Costs or Shared Increased Costs, as the case may be. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by Blue Ridge in its sole discretion and shall be binding on Borrower and the Servicer.

                                   ARTICLE XI.

                                    THE AGENT

         Section 11.1 AUTHORIZATION AND ACTION. Each Lender hereby designates and appoints Wachovia to act as its agent under the Transaction Documents and under the Liquidity Agreement, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Liquidity Agreement or the Transaction Documents, together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth in the Liquidity Agreement or in any Transaction Document, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into the Liquidity Agreement or any Transaction Document or otherwise exist for the Agent. In performing its functions and duties under the Liquidity Agreement and the Transaction Documents, the Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Loan Party or any of such Loan Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to the Liquidity Agreement or any Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Obligations. Each Lender hereby authorizes the Agent to execute each of the UCC financing statements, each Collection Account Agreement on behalf of such Lender (the terms of which shall be binding on such Lender).

         Section 11.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under the Liquidity Agreement and each Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 11.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with the Liquidity Agreement or any Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party contained in the Liquidity Agreement, any Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Liquidity Agreement or any

Transaction Document or any other document furnished in connection therewith, or for any failure of any Loan Party to perform its obligations under any Transaction Document, or for the satisfaction of any condition specified in
Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, any Transaction Document, or to inspect the properties, books or records of the Loan Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Unmatured Amortization Event unless the Agent has received notice from a Loan Party or a Lender.

         Section 11.4 RELIANCE BY AGENT. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under the Liquidity Agreement or any Transaction Document unless it shall first receive such advice or concurrence of Blue Ridge or the Required Liquidity Banks or all of the Lenders, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders, PROVIDED THAT unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Blue Ridge or the Required Liquidity Banks or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         Section 11.5 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Agent. Each Lender represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Borrower and made its own decision to enter into the Liquidity Agreement, the Transaction Documents and all other documents related thereto.

         Section 11.6 REIMBURSEMENT AND INDEMNIFICATION. The Liquidity Banks agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Loan Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Loan Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of the Liquidity Agreement and the Transaction Documents.

         Section 11.7 AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or any Affiliate of Borrower as though the Agent were not the Agent hereunder. With respect to the making of Loans pursuant to this Agreement, the Agent shall have the same rights and powers under the Liquidity Agreement and this Agreement in its individual capacity as any Lender and may exercise the same as though it were not the Agent, and the terms "LIQUIDITY BANK," "LENDER," "LIQUIDITY BANKS" and "LENDERS" shall include the Agent in its individual capacity.

         Section 11.8 SUCCESSOR AGENT. The Agent, upon five (5) days' notice to the Loan Parties and the Lenders, may voluntarily resign and may be removed at any time, with or without cause, by the Required Liquidity Lenders; PROVIDED, HOWEVER, that Wachovia shall not voluntarily resign as the Agent so long as any of the Liquidity Commitments remain in effect or Blue Ridge has any outstanding Loans. If the Agent (other than Wachovia) shall voluntarily resign or be removed as Agent under this Agreement, then the Required Liquidity Lenders during such five-day period shall appoint, with the consent of the Borrower from among the remaining Liquidity Banks, a successor Agent, whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. Upon resignation or replacement of any Agent in accordance with this Section 11.8, the retiring Agent shall execute such UCC-3 assignments and amendments, and assignments and amendments of the Liquidity Agreement and the Transaction Documents, as may be necessary to give effect to its replacement by a successor Agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI and Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  ARTICLE XII.

                           ASSIGNMENTS; PARTICIPATIONS

         Section 12.1 ASSIGNMENTS.

                  (a) Each of the Agent, the Loan Parties and the Liquidity Banks hereby agrees and consents to the complete or partial assignment by Blue Ridge of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Liquidity Banks pursuant to the Liquidity Agreement.

                  (b) Any Liquidity Bank may at any time and from time to time assign to one or more Eligible Assignees (each, a "PURCHASING LIQUIDITY BANK") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement substantially in the form set forth in Exhibit VII hereto (an "ASSIGNMENT AGREEMENT") executed by such Purchasing Liquidity Bank and such selling Liquidity Bank; PROVIDED, HOWEVER, that any assignment of a Liquidity Bank's rights and obligations hereunder shall include a pro rata assignment of its rights and obligations under the Liquidity Agreement. The consent of Blue Ridge (and, if no Amortization Event then exists, Borrower, which consent shall not be unreasonably withheld or delayed) shall be required prior to the effectiveness of any such assignment. Each assignee of a Liquidity Bank must (i) be an Eligible Assignee and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or Blue Ridge, an enforceability opinion in form and substance satisfactory to the Agent and Blue Ridge. Upon delivery of an executed Assignment Agreement to the Agent, such selling Liquidity Bank shall be released from its obligations hereunder and under the Liquidity Agreement to the extent of such assignment. Thereafter the Purchasing Liquidity Bank shall for all purposes be a Liquidity Bank party to this Agreement and the Liquidity Agreement and shall have all the rights and obligations of a Liquidity Bank hereunder and thereunder to the same extent as if it were an original party hereto and thereto and no further consent or action by Borrower, the Lenders or the Agent shall be required. Agent shall give Borrower and the Parent prior notice of each assignment made under this Section.

                  (c) Each of the Liquidity Banks agrees that in the event that it shall suffer a Downgrading Event, such Downgraded Liquidity Bank shall be obliged, at the request of Blue Ridge or the Agent, to (i) collateralize its Commitment and its Liquidity Commitment in a manner acceptable to the Agent, or
(ii) assign all of its rights and obligations hereunder and under the Liquidity Agreement to an Eligible Assignee nominated by the Agent or a Loan Party and acceptable to Blue Ridge (and, if no Amortization Event then exists, Borrower, which acceptance shall not be unreasonably withheld or delayed) and willing to participate in this Agreement and the Liquidity Agreement through the Liquidity Termination Date in the place of such Downgraded Liquidity Bank; PROVIDED THAT the Downgraded Liquidity Bank receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Liquidity Bank's Pro Rata Share of the Obligations owing to the Liquidity Banks.

                  (d) No Loan Party may assign any of its rights or obligations under this Agreement without the prior written consent of the Agent and each of the Lenders and without satisfying the Rating Agency Condition.

         Section 12.2 PARTICIPATIONS. Any Liquidity Bank may, in the ordinary course of its business at any time sell to one or more Persons (each, a "PARTICIPANT") participating interests in its Pro Rata Share of the Aggregate Commitment, its Loans, its Liquidity Commitment or any other interest of such Liquidity Bank hereunder or under the Liquidity Agreement. Notwithstanding any such sale by a Liquidity Bank of a participating interest to a Participant, such Liquidity Bank's rights and obligations under this Agreement and the Liquidity Agreement shall remain unchanged, such Liquidity Bank shall remain solely responsible for the performance of its obligations hereunder and under the Liquidity Agreement, and the Loan Parties, Blue Ridge and the Agent shall continue to deal solely and directly with such Liquidity Bank in connection with such Liquidity Bank's rights and obligations under this Agreement and the Liquidity Agreement. Each Liquidity Bank agrees that any agreement between such Liquidity Bank and any such Participant in respect of such participating interest shall not restrict such Liquidity Bank's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).

         Section 12.3 FOREIGN LENDERS. Each Foreign Lender shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit all payments under this Agreement to be made without withholding. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two (2) duly completed copies of Internal Revenue Service Form W-8ECI or W-8BEN, or any successor form thereto, as the case may be, certifying in each case that such Foreign Lender is entitled to receive payments made by any Borrower hereunder without deduction or withholding of any United States federal income taxes and (ii) a duly completed Internal Revenue Service Form W-8 or W-9, or any successor form thereto, as the case may be, to establish an exemption from United States backup withholding tax. Each such Foreign Lender shall deliver to the Borrower and the Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each such Lender shall promptly notify the Borrower and the Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

                                 ARTICLE XIII.

                                SECURITY INTEREST

         Section 13.1 GRANT OF SECURITY INTEREST. To secure the due and punctual payment of the Obligations, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, in each case pro rata according to the respective amounts thereof, the Borrower hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in, all of the Borrower's right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all proceeds of the foregoing (collectively, the "COLLATERAL").

         Section 13.2 TERMINATION AFTER FINAL PAYOUT DATE. Each of the Secured Parties hereby authorizes the Agent, and the Agent hereby agrees, promptly after the Final Payout Date to execute and deliver to the Borrower such UCC termination statements as may be necessary to terminate the Agent's security interest in and Lien upon the Collateral, all at the Borrower's expense. Upon the Final Payout Date, all right, title and interest of the Agent and the other Secured Parties in and to the Collateral shall terminate.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

         Section 14.1 WAIVERS AND AMENDMENTS.

                  (a) No failure or delay on the part of the Agent or any Lender in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Blue Ridge, Borrower and the Agent, at the direction of the Required Liquidity Banks, may enter into written modifications or waivers of any provisions of this Agreement, PROVIDED, HOWEVER, that no such modification or waiver shall:

                           (i) without the consent of each affected Lender, (A)
extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Borrower or the Servicer, (B) reduce the rate or extend the time of payment of Interest or any CP Costs (or any component of Interest or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Lenders,
(D) except pursuant to Article XII hereof, change the amount of the principal of any Lender, any Liquidity Bank's Pro Rata Share or any Liquidity Bank's Commitment, (E) amend, modify or waive any provision of the definition of Required Liquidity Banks or this Section 14.1(b), (F) consent to or permit the assignment or transfer by Borrower of any of its rights and obligations under this Agreement, (G) change the definition of "ELIGIBLE RECEIVABLE," "LOSS RESERVE," "DILUTION RESERVE," "YIELD RESERVE," "SERVICING RESERVE," "SERVICING FEE RATE," "REQUIRED RESERVE" or "REQUIRED RESERVE FACTOR FLOOR" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

                           (ii) without the written consent of the then Agent,
amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent,

AND ANY MATERIAL AMENDMENT, WAIVER OR OTHER MODIFICATION OF THIS AGREEMENT SHALL REQUIRE SATISFACTION OF THE RATING AGENCY CONDITION. Notwithstanding the foregoing, (i) without the consent of the Liquidity Banks, but with the consent of Borrower, the Agent may amend this Agreement solely to add additional Persons as Liquidity Banks hereunder and (ii) the Agent, the Required Liquidity Banks and Blue Ridge may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this Agreement without the consent of Borrower, PROVIDED THAT such amendment has no negative impact upon Borrower. Any modification or waiver made in accordance with this Section 14.1 shall apply to each of the Lenders equally and shall be binding upon Borrower, the Lenders and the Agent.

         Section 14.2 NOTICES. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 14.2. Borrower hereby authorizes the Agent to effect Advances and Interest Period and Interest Rate selections based on telephonic notices made by any Person whom the Agent in good faith believes to be acting on behalf of Borrower. Borrower agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of Borrower; PROVIDED, HOWEVER, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

         Section 14.3 RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Obligations; PROVIDED THAT if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         Section 14.4 PROTECTION OF AGENT'S SECURITY INTEREST.


                  (a) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Agent's security interest in the Collateral, or to enable the Agent or the Lenders to exercise and enforce their rights and remedies hereunder. At any time when an Amortization Event has occurred and is continuing, the Agent may, or the Agent may direct Borrower or the Servicer to, notify the Obligors of Receivables, at Borrower's expense, of the ownership or security interests of the Lenders under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Borrower or the Servicer (as applicable) shall, at any Lender's request, withhold the identity of such Lender in any such notification.

                  (b) If any Loan Party fails to perform any of its obligations hereunder, the Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Lender's actual and reasonable costs and expenses incurred in connection therewith shall be payable by Borrower as provided in Section 10.3. Each Loan Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Loan Party (i) to execute on behalf of Borrower as debtor and to file financing statements necessary or desirable in the Agent's reasonable judgment to perfect and to maintain the perfection and priority of the interest of the Lenders in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its reasonable judgment deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, for the benefit of the Secured Parties. This appointment is coupled with an interest and is irrevocable. Each of the Loan Parties hereby: (A) authorizes the Agent to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Loan Party, in such form and in such offices as the Agent reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Agent hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent, consenting to the form and substance of such filing or recording document, and (C) approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent in connection with the perfection of the security interests in favor of Borrower or the Agent.

         Section 14.5 CONFIDENTIALITY.

                  (a) Each Loan Party and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement, the Fee Letter and the other confidential or proprietary information that are clearly marked as being confidential and/or proprietary with respect to the Agent and Blue Ridge and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Loan Party and such Lender and its officers and employees may disclose such information to such Loan Party's and such Lender's officers, employees, auditors, accountants, attorneys, consultants, and other advisers and as required by any applicable law, rule, regulation, direction, request or order of any judicial or administrative or regulatory authority or proceeding (whether or not having the force or effect of law) or to enforce its rights under the Transaction Documents.

                  (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Liquidity Banks or Blue Ridge by each other,
(ii) by the Agent or the Lenders to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Blue Ridge or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, PROVIDED THAT each such Person is informed of the confidential nature of such information and (except in the case of a Person described in clause (iii) above) agrees to maintain the confidential nature of such information. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  (c) Notwithstanding any other express or implied agreement to the contrary, each of the Loan Parties agrees that it has sought their own tax advice in structuring the transactions evidenced by the Transaction Documents, and they shall have no claim against the Agent or any Lender in the event their intended tax treatment is disallowed.

                  (d) Unless otherwise agreed to in writing by the Parent, each Lender and the Agent hereby agrees to keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any Person other than its (or its Affiliates) directors, officers, employees, agents, or representatives who reasonably require such information in connection wit their activities concerning this Agreement or the transactions contemplated hereby and to actual or potential Participants or Purchasing Liquidity Banks, and then only upon a confidential basis in any such case; provided, however, that the Agent or any Lender may disclose Proprietary Information: (i) to the Agent or any other Lender, (ii) to the extent reasonably required in connection with any litigation to which the Agent, any Lender or their respective Affiliates may be a party, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) as required by law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law), (v) to its attorneys, accountants or other consultants (but only on a confidential basis), (vi) to bank regulatory authorities or other governmental authorities and (vii) by Blue Ridge to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to Blue Ridge which has agreed in writing to be bound by the provisions of this
Section 14.5.

         Section 14.6 BANKRUPTCY PETITION. Borrower, the Servicer, the Agent and each Liquidity Bank hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 14.7 LIMITATION OF LIABILITY. Except with respect to any claim arising out of the willful misconduct or gross negligence of Blue Ridge, the Agent or any Liquidity Bank, no claim may be made by any Loan Party or any other Person against Blue Ridge, the Agent or any Liquidity Bank or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Loan Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without regard to the principles of conflicts of laws thereof OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (except in the case of the other Transaction Documents, to the extent otherwise expressly stated therein) AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF THE BORROWER OR THE SECURITY INTEREST OF THE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 14.9 CONSENT TO JURISDICTION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         Section 14.10 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 14.11 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Loan Party pursuant to Article V, (ii) the indemnification and payment provisions of
Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

         Section 14.12 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "ARTICLE," "SECTION," "SCHEDULE" or "EXHIBIT" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         Section 14.13 WACHOVIA ROLES. Each of the Liquidity Banks acknowledges that Wachovia acts, or may in the future act: (i) as administrative agent for Blue Ridge or any Liquidity Bank, (ii) as an issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper, and/or (iv) to provide other services from time to time for Blue Ridge or any Liquidity Bank (collectively, the "WACHOVIA ROLES"). Without limiting the generality of this Section 14.13, each Liquidity Bank hereby acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Blue Ridge, and the giving of notice of a mandatory purchase pursuant to the Liquidity Agreement.

         Section 14.14 Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected by any Lender or the Agent pursuant to this Agreement or the other Transaction Documents and deemed to be interest under applicable law (collectively, "INTEREST") exceed the highest rate of interest allowed by applicable law (the "MAXIMUM RATE"), and in the event any such payment is inadvertently received by any Lender or the Agent, then the excess sum (the "EXCESS") shall be credited as a payment of principal, unless the Borrower shall notify the applicable recipient in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that Borrower not pay and the Lenders and the Agent not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Lenders do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or any Lender hereunder or under any of the other Transaction Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and
(ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against the Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received from Borrower in connection with this Agreement or any of the other Transaction Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. Borrower, the Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section 14.14 shall be deemed to be incorporated into each of the other Transaction Documents (whether or not any provision of this Section is referred to therein). All such Transaction Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the other Transaction Documents be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section 14.14.

Section 14.15 Termination. This Agreement shall terminate on the Final Payout Date; provided that the provisions of Sections 2.4, 10.1, 10.2, 10.3, 10.4, 11.6, 14.5, 14.6 and 14.14 of this Agreement shall survive such termination.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


EQUIFAX RECEIVABLES FINANCE LLC, as Borrower


By:
   --------------------------------------------------
Name:
Title:
Address:     1550 Peachtree Street, N.W.
             Atlanta, Georgia 30309
             Attn: President
             Fax: (404) 885-8221



EQUIFAX CAPITAL MANAGEMENT, INC., as Servicer


By:
   --------------------------------------------------
Name:
Title:
Address:     1550 Peachtree Street, N.W.
             Atlanta, Georgia 30309
             Attn:  Treasurer
             Fax: (404) 885-8221



BLUE RIDGE ASSET FUNDING CORPORATION

BY:  WACHOVIA SECURITIES, LLC, ITS ATTORNEY-IN-FACT

By:
   --------------------------------------------------
Name:
Title:
Address: _________________



WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank and as Agent


By:
   --------------------------------------------------
Name:
Title:
Address: _______________


            [Signature Page to the Credit and Security Agreement]

                                    EXHIBIT I

                                   DEFINITIONS

         AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS (SUCH MEANINGS TO BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF THE TERMS DEFINED):

         "ADJUSTED DILUTION RATIO" means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended.

         "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date.

         "ADVERSE CLAIM" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "AGENT" has the meaning set forth in the preamble to this Agreement.

         "AGENT'S ACCOUNT" means account #200001038492 at Wachovia Bank, National Association, ABA #053000219.

         "AGGREGATE COMMITMENT" means, on any date of determination, the aggregate amount of the Liquidity Banks' Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $125,000,000.

         "AGGREGATE PRINCIPAL" means, on any date of determination, the aggregate outstanding principal amount of all Advances outstanding on such date.

         "AGGREGATE REDUCTION" has the meaning specified in Section 1.3.

         "AGREEMENT" means this Credit and Security Agreement, as it may be amended or modified and in effect from time to time.

         "ALTERNATE BASE RATE" means for any day, the rate PER ANNUM equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent (0.50%) above the Federal Funds Rate. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

         "ALTERNATE BASE RATE LOAN" means a Loan which bears interest at the Alternate Base Rate or the Default Rate.

         "AMORTIZATION DATE" means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Loan Party, (ii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, and (iii) the date which is 10 Business Days after the Agent's receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement.

         "AMORTIZATION EVENT" has the meaning specified in Article IX.

         "ASSIGNMENT AGREEMENT" has the meaning set forth in Section 12.1(b).

         "AUTHORIZED OFFICER" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

         "BLUE RIDGE" has the meaning set forth in the preamble to this Agreement.

         "BORROWER" has the meaning set forth in the preamble to this Agreement.

         "BORROWING BASE" means, on any date of determination, the Net Pool Balance as of the last day of the period covered by the most recent Monthly Report, MINUS the Required Reserve as of the last day of the period covered by the most recent Monthly Report, and MINUS Deemed Collections that have occurred since the most recent Cut-Off Date to the extent that such Deemed Collections exceed the Dilution Reserve.

         "BORROWING DATE" means a Business Day on which an Advance is made hereunder.

         "BORROWING LIMIT" has the meaning set forth in Section 1.1.

         "BORROWING NOTICE" has the meaning set forth in Section 1.2.

         "BROKEN FUNDING COSTS" means for any CP Rate Loan or LIBO Rate Loan which: (a) in the case of a CP Rate Loan, has its principal reduced without compliance by Borrower with the notice requirements hereunder, (b) in the case of a CP Rate Loan or a LIBO Rate Loan, does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice, (c) in the case of a CP Rate Loan, is assigned under the Liquidity Agreement, or (d) in the case of a LIBO Rate Loan, is terminated or reduced prior to the last day of its Interest Period, an amount equal to the excess, if any, of (i) the CP Costs or Interest (as applicable) that would have accrued during the remainder of the Interest Periods or the tranche periods for Commercial Paper determined by the Agent to relate to such Loan (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (b) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the principal of such Loan if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (ii) the sum of
(x) to the extent all or a portion of such principal is allocated to another Loan, the amount of CP Costs or Interest actually accrued during the remainder of such period on such principal for the new Loan, and (y) to the extent such principal is not allocated to another Loan, the income, if any, actually received during the remainder of such period by the holder of such Loan from investing the portion of such principal not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Lender or Lenders agree to pay to Borrower the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

         "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "CALCULATION PERIOD" means a calendar month.

         "CAPITAL LEASE" means, with respect to any Person, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a consolidated balance sheet of such Person and its consolidated Subsidiaries.

         "CHANGE OF CONTROL" means (i) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election by such board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) and who were entitled to vote on such matters, cease for any reason to constitute a majority of the board of directors of the Parent then in office, (ii) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) after the date of the Agreement shall obtain ownership or control in one or more series of transactions of more than 25% of the common stock or 25% of the voting power of the Parent entitled to vote in the election of members of the board of directors of the Parent, (iii) there shall have occurred under any indenture or other instrument evidencing any Indebtedness in excess of $20,000,000 any "change in control" (as defined in such indenture or other evidence of Indebtedness) obligating the Parent to repurchase, redeem or repay all or any part of the Debt provided for therein

         "COLLATERAL" has the meaning set forth in Section 13.1.

         "COLLECTION ACCOUNT" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

         "COLLECTION ACCOUNT AGREEMENT" means an agreement substantially in the form of Exhibit VI among an Originator, Servicer, Borrower, the Agent and a Collection Bank.

         "COLLECTION BANK" means, at any time, any of the banks holding one or more Collection Accounts.

         "COLLECTION NOTICE" means a notice, in substantially the form of Annex A to Exhibit VI, from the Agent to a Collection Bank.

         "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

         "COMMERCIAL PAPER" means promissory notes of Blue Ridge issued by Blue Ridge in the commercial paper market.

         "COMMITMENT" means, for each Liquidity Bank, the commitment of such Liquidity Bank to make Loans to Borrower hereunder in the event the Blue Ridge elects not to fund any Advance in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Liquidity Bank's name on Schedule A to this Agreement.

         "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

         "CONTRACT" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

         "CP COSTS" means, for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs (or similar costs) related to the prepayment of any investment of Blue Ridge pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Borrower shall request any Advance during any period of time determined by the Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Advance, the principal associated with any such Advance shall, during such period, be deemed to be funded by Blue Ridge in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal.

         "CP RATE LOAN" means, for each Loan of Blue Ridge prior to the time, if any, when (i) it is refinanced with a Liquidity Funding pursuant to the Liquidity Agreement, or (ii) the occurrence of an Amortization Event and the commencement of the accrual of Interest thereon at the Default Rate.

         "CREDIT AND COLLECTION POLICY" means Borrower's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

         "CSC" means Computer Services Corporation, a Nevada corporation.

         "CSC AGREEMENT" means the Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of the 1st day of August, 1988 among EIS, the Company, CSC and certain other parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "CSC PUT" means the right of certain subsidiaries of CSC under the CSC Agreement to require EIS to purchase their credit reporting businesses within 180 days after notice.

         "CUT-OFF DATE" means the last day of a Calculation Period.

         "DAYS SALES OUTSTANDING" means, as of any day, an amount equal to the product of (x) 91, multiplied by (y) the amount obtained by dividing (i) the aggregate outstanding balance of Receivables as of the most recent Cut-Off Date, by (ii) the aggregate amount of Receivables created during the three (3) Calculation Periods including and immediately preceding such Cut-Off Date.

         "DEEMED COLLECTIONS" means Collections deemed received by the Borrower under Section 1.4(a).

         "DEFAULT HORIZON RATIO" means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the four Calculation Periods ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

         "DEFAULT RATE" means a rate per annum equal to the sum of (i) the Alternate Base Rate plus (ii) 2.00%, changing when and as the Alternate Base Rate changes.

         "DEFAULT RATIO" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables which became Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (y) the aggregate credit sales generated by the Originators during the Calculation Period occurring four months prior to the Calculation Period ending on such Cut-Off Date.

         "DEFAULTED RECEIVABLE" means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the Credit and Collection Policy, would be written off Borrower's books as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 121 days or more from the original invoice date for such payment.

         "DELINQUENCY RATIO" means, at any time, a percentage equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

         "DELINQUENT RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for 91-120 days from the original invoice date for such payment.

         "DEMAND ADVANCE" means an advance made by the Borrower to ECM at any time while it is acting as the Servicer on any day prior to the Facility Termination Date on which no Amortization Event or Unmatured Amortization Event exists and is continuing, which advance (a) is payable upon demand, (b) is not evidenced by an instrument, chattel paper or a certificated security, (c) bears interest at a market rate determined by the Borrower and the Servicer from time to time, (d) is not subordinated to any other Indebtedness or obligation of the Servicer, and (e) may not be offset by Parent against amounts due and owing from the Borrower to it under its Subordinated Note.

         "DILUTION" means the amount of any reduction or cancellation of the Outstanding Balance of a Receivable as described in Section 1.4(a).

         "DILUTION HORIZON RATIO" means, as of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (i) the aggregate credit sales generated by the Originators during the Calculation Period ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

         "DILUTION RATIO" means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the total amount of decreases in Outstanding Balances due to Dilutions during the Calculation Period ending on such Cut-Off Date, by (ii) the aggregate credit sales generated by the Originators during the Calculation Period prior to the Calculation Period ending on such Cut-Off Date.

         "DILUTION RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of:

                  (a) the sum of (i) two (2) times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, PLUS (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, TIMES

                  (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

         "DILUTION VOLATILITY COMPONENT" means the product (expressed as a percentage) of (i) the difference between (a) the highest three (3)-month rolling average Dilution Ratio over the past 12 Calculation Periods and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in (i)(a) of this definition and the denominator of which is equal to the amount calculated in (i)(b) of this definition.

         "DOWNGRADED LIQUIDITY BANK" means a Liquidity Bank which has been the subject of a Downgrading Event.

         "DOWNGRADING EVENT" with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by S&P, or (ii) P-1 by Moody's.

         "ECM" has the meaning set forth in the preamble to this Agreement.

         "EIS" means Equifax Information Services LLC, a Georgia limited liability company.

         "ELIGIBLE ASSIGNEE" means a commercial bank having a combined capital and surplus of at least $250,000,000 with a rating of its (or its Parent holding company's) short-term securities equal to or higher than (i) A-1 by S&P and (ii) P-1 by Moody's.

         "ELIGIBLE ORIGINATOR" means (i) Parent, (ii) Equifax Information Services LLC, a Georgia limited liability company, (iii) Equifax Direct Marketing Solutions LLC, a Georgia limited liability company, and (iv) each other Subsidiary that is directly or indirectly wholly-owned by Parent to which the Administrative Agent gives its written approval.

         "ELIGIBLE RECEIVABLE" means, at any time, a Receivable originated by an Eligible Originator:

                  (i) the Obligor of which (a) if a natural person, is a resident of the United States, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States or any political subdivision thereof; and (b) is not an Affiliate of any of the parties hereto,

                  (ii) which is not a Defaulted Receivable or owing from an Obligor as to which more than 50% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables,

                  (iii) which was not a Delinquent Receivable on the date on which it was acquired by Borrower from the applicable Eligible Originator,

                  (iv) which by its terms is due and payable upon receipt and has not had its payment terms extended more than once,

                  (v) which is an "account" or "chattel paper" within the meaning of Section 9-106 and Section 9-105, respectively, of the UCC of all applicable jurisdictions,

                  (vi) which is denominated and payable only in United States dollars in the United States,

                  (vii) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense, PROVIDED HOWEVER, that if such offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and PROVIDED, FURTHER, that Receivables of any Obligor which has any accounts payable by the applicable Eligible Originator or by a wholly-owned Subsidiary of such Eligible Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Agent, that such Receivables shall not be subject to such offset,

                  (viii) which arises under a Contract which does not contain a confidentiality provision that purports to restrict the ability of any Lender to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

                  (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Eligible Originator,

                  (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

                  (xi) which satisfies all applicable requirements of the Credit and Collection Policy,

                  (xii) which was generated in the ordinary course of the applicable Eligible Originator's business,

                  (xiii) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Eligible Originator, and not by any other Person (in whole or in part),

                  (xiv) which is not subject to any dispute, counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Eligible Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Eligible Originator to cause such Eligible Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); PROVIDED, HOWEVER, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and PROVIDED, FURTHER, that Receivables of any Obligor which has any accounts payable by the applicable Eligible Originator or by a wholly-owned Subsidiary of such Eligible Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Agent, that such Receivables shall not be subject to such offset,

                  (xv) as to which the applicable Eligible Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor (other than Permitted Encumbrances),

                  (xvi) as to which each of the representations and warranties contained in Sections 5.1(i), (j), (r), (s), (t) and (u) is true and correct, and

                  (xvii) all right, title and interest to and in which has been validly transferred by the applicable Eligible Originator directly to ECM and by ECM to Borrower under and in accordance with the Receivables Sale Agreement, and Borrower has good and marketable title thereto free and clear of any Adverse Claim (other than Permitted Encumbrances).

         "EQUITY INTERESTS" means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with Performance Guarantor within the meaning of Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

         "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

         "EXCESS TERMS ALLOWANCE" means the excess, if any, of the aggregate Outstanding Balance of all Eligible Receivables which by its terms are due and payable greater than 30 days from the original invoice date thereof that exceeds 1.0% of the Outstanding Balance of all Eligible Receivables.

         "EXECUTIVE OFFICER" means any of the chief executive officer, president, executive vice president or senior vice president of the Parent.

         "FACILITY ACCOUNT" means Borrower's account no. 200001691442 at Wachovia.

         "FACILITY TERMINATION DATE" means the earlier of (i) the Liquidity Termination Date and (ii) the Amortization Date.

         "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate PER ANNUM for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "FEE LETTER" means that certain letter agreement dated as of the date hereof between the Borrower and the Agent, as it may be amended or modified and in effect from time to time.

         "FINAL PAYOUT DATE" means the date on which all Obligations have been paid in full and the Aggregate Commitment has been terminated.

         "FINANCE CHARGES" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

         "FIRST STEP RECEIVABLES SALE AGREEMENT" means that certain Receivables Sale Agreement, dated as of September 7, 2004, among the Originators, as sellers, and ECM, as buyer, as the same may be amended, restated or otherwise modified from time to time.

         "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "FUNDING AGREEMENT" means (i) this Agreement, (ii) the Liquidity Agreement and (iii) any other agreement or instrument executed by any Funding Source with or for the benefit of Blue Ridge.

         "FUNDING SOURCE" means (i) any Liquidity Bank or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Blue Ridge.

         "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

         "GOVERNMENT RECEIVABLES" means Eligible Receivables the Obligor of which is a government or a governmental subdivision or agency.

         "GOVERNMENT RECEIVABLE EXCESS" means the excess, if any, of the aggregate Outstanding Balance of all Government Receivables over 1.0% of the Outstanding Balance of all Eligible Receivables.

         "INCIPIENT BANKRUPTCY EVENT" means that the Agent shall have been informed by a Responsible Officer of Borrower, Servicer or Parent shall have otherwise reasonably determined that Borrower, Servicer or Parent is about to commence or to become the subject of a case or proceeding of the type described in the definition of "EVENT OF BANKRUPTCY."

         "INDEBTEDNESS" of any person means at any date, without duplication:
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade Indebtedness incurred in the ordinary course of business on terms customary in the trade) which would appear as liabilities on a balance sheet of such Person and any obligation relating to or arising out of the CSC Put after the receipt by the Parent or any of its Subsidiaries of notice from CSC or any of its Subsidiaries regarding the intent to exercise the CSC Put, (e) all obligations of such Person under take or pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds, of property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Indebtedness shall be limited to the greater of (i) the amount of such Indebtedness as to which there is recourse to such Person and (ii) the fair market value of the property which is subject to the Lien, (g) all Contingent Obligations of such Person with respect to a Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all net obligation of such Person in respect of Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed or not cash collateralized), (k) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (l) the outstanding attributed principal amount under any asset securitization program of such Person (including without limitation any notes or accounts receivable financing program) and (m) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to the assets (other than the ownership interest in such partnership or joint venture) of such Person for payment of such Indebtedness.

         "INDEPENDENT DIRECTOR" shall mean a member of the Board of Directors of Borrower who is not at such time, and has not been at any time during the preceding five (5) years: (A) a director, officer, employee or affiliate of Performance Guarantor, any Originator or any of their respective Subsidiaries or Affiliates (other than Borrower), or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Borrower, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights (excepting immaterial beneficial interests in mutual finds or similar managed investment accounts which in no case shall exceed 2% of any class of such shares.)

         "INTEREST" means for each respective Interest Period relating to Loans of the Liquidity Banks, an amount equal to the product of the applicable Interest Rate for each Loan multiplied by the principal of such Loan for each day elapsed during such Interest Period, annualized on a 360 day basis.

         "INTEREST PERIOD" means, with respect to any Loan held by a Liquidity
Bank:

                  (a) if Interest for such Loan is calculated on the basis of the LIBO Rate, a period of one month, or such other period as may be mutually agreeable to the Agent and Borrower, commencing on a Business Day selected by Borrower or the Agent pursuant to this Agreement. Such Interest Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Interest Period, PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such succeeding month, such Interest Period shall end on the last Business Day of such succeeding month; or

                  (b) if Interest for such Loan is calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Borrower and agreed to by the Agent, PROVIDED THAT no such period shall exceed one month.

If any Interest Period would end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, PROVIDED, HOWEVER, that in the case of Interest Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day. In the case of any Interest Period for any Loan which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Interest Period shall end on the Amortization Date. The duration of each Interest Period which commences after the Amortization Date shall be of such duration as selected by the Agent.

         "INTEREST RATE" means, with respect to each Loan of the Liquidity Banks, the LIBO Rate, the Alternate Base Rate or the Default Rate, as applicable.

         "INTEREST RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (i) 1.5 TIMES (ii) the Alternate Base Rate as of the immediately preceding Cut-Off Date TIMES (iii) a fraction the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

         "LENDER" means Blue Ridge and each Liquidity Bank.

         "LENDING OFFICE" means, with respect to any Lender, the branch or office of such Lender maintaining such Lender's Commitment.

         "LIBO RATE" means, for any Interest Period, the rate per annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or comparable to the principal amount of the related Loan offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M [INDEX] Q [GO]" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, PROVIDED that if no such offered rates appear on such page, the LIBO Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Agent, at approximately 10:00 a.m.(New York time), two Business Days prior to the first day of such Interest Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period plus the Applicable Percentage for Offshore Rate Loans under the Multi-Year Facility (each, as defined in the Parent Credit Agreement). The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

         "LIBO RATE LOAN" means a Loan which bears interest at the LIBO Rate.

         "LIEN" shall mean any Adverse Claim, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "LIQUIDITY AGREEMENT" means that certain Liquidity Asset Purchase Agreement, dated as of September 7, 2004 by and among Blue Ridge, the Agent and the banks from time to time party thereto, as the same may be amended, restated and/or otherwise modified from time to time in accordance with the terms thereof.

         "LIQUIDITY BANKS" has the meaning set forth in the preamble in this Agreement.

         "LIQUIDITY COMMITMENT" means, as to each Liquidity Bank, its commitment under the Liquidity Agreement (which shall equal 102% of its Commitment hereunder).

         "LIQUIDITY FUNDING" means (a) a purchase made by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in, a Blue Ridge Loan, or (b) any Loan made by a Liquidity Bank in lieu of Blue Ridge pursuant to Section 1.1.

         "LIQUIDITY TERMINATION DATE" means the earlier to occur of the following:

                  (a) September 6, 2005, or any earlier date on which the Liquidity Banks' Liquidity Commitments expire, cease to be available to Blue Ridge or otherwise cease to be in full force and effect in accordance with the terms and conditions of the Liquidity Agreement, as such date may be extended pursuant to Section 1.7; or

                  (b) the date on which a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (i) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the Liquidity Agreement, or (ii) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper, provided that this subpart (b) shall only apply if Commercial Paper is outstanding at such time.

         "LOAN" means any loan made by a Lender to the Borrower pursuant to this Agreement (including, without limitation, any Liquidity Funding). Each Loan shall either be a CP Rate Loan, an Alternate Base Rate Loan or a Eurodollar Rate Loan, selected in accordance with the terms of this Agreement.

         "LOAN PARTIES" has the meaning set forth in the preamble to this Agreement.

         "LOCK-BOX" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

         "LOSS RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (a) 2.0, times (b) the highest three-month rolling average Default Ratio during the

Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the financial condition or operations of the Parent and its Subsidiaries (other than the Borrowers) taken as a whole, (ii) the ability of any Loan Party to perform its obligations under this Agreement or the Performance Guarantor to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) the Agent's security interest, for the benefit of the Secured Parties, in the Receivables generally or in any substantial portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any substantial portion of the Receivables.

         "MATERIAL SUBSIDIARY" means at any time any direct or indirect Subsidiary of the Parent having: (a) assets in an amount equal to at least 5% of the total assets of the Parent and its Subsidiaries determined on a consolidated basis as of the last day of the most recent fiscal quarter of the Parent at such time; or (b) revenues or net income in an amount equal to at least 5% of the total revenues or net income of the Parent and its Subsidiaries on a consolidated basis for the 12-month period ending on the last day of the most recent fiscal quarter of the Parent at such time.

         "MONTHLY REPORT" means a report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Agent pursuant to Section 8.5.

         "MONTHLY REPORTING DATE" means the 20th day of each month after the date of this Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of each month as the Agent shall request in connection with Section 8.5 hereof.

         "MOODY'S" means Moody's Investors Service, Inc.

         "NET POOL BALANCE" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (ii) the Unbilled Receivable Excess, (iii) the Government Receivable Excess, and (iv) the Excess Terms Allowance.

         "OBLIGATIONS" means, at any time, any and all obligations of either of the Loan Parties to any of the Secured Parties arising under or in connection with the Transaction Documents, whether now existing or hereafter arising, due or accrued, absolute or contingent, including, without limitation, obligations in respect of Aggregate Principal, CP Costs, Interest, fees under the Fee Letter, Broken Funding Costs and Indemnified Amounts.

         "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

         "OBLIGOR CONCENTRATION LIMIT" means, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit shall be determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), the applicable concentration limit shall be determined according to the following table:

   ---------------------------------- ----------------------------- -------------------------
                                                                    Allowable % of Eligible
              S&P Rating                     Moody's Rating               Receivables
   ---------------------------------- ----------------------------- -------------------------
                 A-1+                             P-1                         10%
   ---------------------------------- ----------------------------- -------------------------
                  A-1                             P-1                         8%
   ---------------------------------- ----------------------------- -------------------------
                  A-2                             P-2                         6%
   ---------------------------------- ----------------------------- -------------------------
                  A-3                             P-3                         4%
   ---------------------------------- ----------------------------- -------------------------
   Below A-3 or Not Rated by either    Below P-3 or Not Rated by
            S&P or Moody's               either S&P or Moody's               3.5%
   ---------------------------------- ----------------------------- -------------------------

; PROVIDED, HOWEVER, that (a) if any Obligor has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (c) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause (a)(i) of the definition of "REQUIRED RESERVE FACTOR FLOOR," upon the Borrower's request from time to time, the Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a "SPECIAL CONCENTRATION LIMIT"), it being understood that any Special Concentration Limit may be cancelled by the Agent upon not less than five (5) Business Days' written notice to the Loan Parties.

         "ORIGINATOR" means each of Parent, Equifax Information Services LLC, Equifax Direct Marketing Solutions LLC, Equifax Information Services of Puerto Rico Inc. and Compliance Data Center, Inc. in its capacity as a seller under the First Step Receivables Sale Agreement.

         "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof.

         "PARENT" means Equifax Inc., a Georgia corporation.

         "PARENT CREDIT AGREEMENT" means the Credit Agreement, dated as of August 20, 2004, among Parent, certain subsidiaries of Parent, the lenders parties thereto from time to time, and SunTrust Bank, as administrative agent, as amended, supplemented, restated or replaced from time to time.

         "PARTICIPANT" has the meaning set forth in Section 12.2.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Performance Guarantor sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "PERFORMANCE GUARANTOR" means Parent in such capacity under the Performance Undertaking.

         "PERFORMANCE UNDERTAKING" means that certain Performance Undertaking, dated as of September 7, 2004, by Performance Guarantor in favor of Borrower, substantially in the form of Exhibit X, as the same may be amended, restated or otherwise modified from time to time.

         "PERMITTED ENCUMBRANCES" shall mean the following: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; and (b) Liens created by the Transaction Documents.

         "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Performance Guarantor or any of its ERISA Affiliates sponsors or maintains or to which Performance Guarantor or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

         "POOLED COMMERCIAL PAPER" means Commercial Paper notes of Blue Ridge subject to any particular pooling arrangement by Blue Ridge, but excluding Commercial Paper issued by Blue Ridge for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Blue Ridge.

         "PRIME RATE" means a rate PER ANNUM equal to the prime rate of interest announced from time to time by Wachovia (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "PROPRIETARY INFORMATION" means all information about the Performance Guarantor or any of its Subsidiaries which has been furnished to the Agent or any Lender by or on behalf of the Performance Guarantor or any of its Subsidiaries before or after the date hereof or which is obtained by any Lender or the Agent in the course of any Review made pursuant to Section 7.1(d) of the
Agreement: PROVIDED, HOWEVER, that the term "PROPRIETARY INFORMATION" does not include information which (x) is or becomes publicly available (other than as a result of a breach of Section 14.5 of the Agreement), (y) is possessed by or available to the Agent or any Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by the Performance Guarantor or a Subsidiary thereof or (z) becomes available to the Agent or any Lender on a non-confidential basis from a Person which, to the knowledge of the Agent or such Lender, as the case may be, is not bound by a confidentiality agreement with the Performance Guarantor or any of its Subsidiaries and is not otherwise prohibited from transmitting such information to the Agent or such Lender. In the event the Agent or any Lender is required to disclose any Proprietary Information by virtue of clause (ii) (but only if and to the extent such disclosure has not been sought by the Agent or Lender, and if neither the Performance Guarantor nor Borrower is a party to such litigation), (iv) or (v) above, to the extent such Lender or the Agent (as the case may be) determines in good faith that it is permissible by law to so to do, it shall promptly notify the Performance Guarantor of same so as to allow the Performance Guarantor or its Subsidiaries to seek a protective order or to take other appropriate action; PROVIDED, HOWEVER, neither any Lender nor the Agent shall be required to delay compliance with any directive to disclose any such information so as to allow the Performance Guarantor or any of its Subsidiaries to effect any such action.

         "PRO RATA SHARE" means, for each Liquidity Bank, a percentage equal to the Commitment of such Liquidity Bank, divided by the Aggregate Commitment.

         "PROPOSED REDUCTION DATE" has the meaning set forth in Section 1.3.

         "PURCHASING LIQUIDITY BANK" has the meaning set forth in Section
12.1(b).

         "RATING AGENCY CONDITION" means that Blue Ridge has received written notice from S&P and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on Blue Ridge's Commercial Paper.

         "RECEIVABLE" means all indebtedness and other obligations owed to Borrower or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) or in which Borrower or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Borrower treats such indebtedness, rights or obligations as a separate payment obligation.

         "RECEIVABLES SALE AGREEMENT" means each of the First Step Receivables Sale Agreement and the Second Step Receivables Sale Agreement.

         "RECORDS" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor (but in all cases the term "RECORDS" as used herein shall exclude consumer credit information and files.

         "REDUCTION NOTICE" has the meaning set forth in Section 1.3.

         "REGULATORY CHANGE" means any change after the date of this Agreement in United States (federal, state or municipal) or foreign laws, regulations (including Regulation D) or accounting principles or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Banks) of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the establishment, interpretation or administration thereof. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change.

         "RELATED SECURITY" means, with respect to any Receivable:

                  (i) all of Borrower's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                  (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                  (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                  (iv) all service contracts and other contracts and agreements associated with such Receivable,

                  (v) all Records related to such Receivable,

                  (vi) all of Borrower's right, title and interest in, to and under the Receivables Sale Agreement in respect of such Receivable and all of Borrower's right, title and interest in, to and under the Performance Undertaking,

                  (vii) all of the Borrower's right, title and interest in and to the Demand Advances, and

                  (viii) all proceeds of any of the foregoing.

         "REQUIRED LIQUIDITY BANKS" means, at any time, Liquidity Banks with Commitments in excess of 66-2/3% of the Aggregate Commitment.

         "REQUIRED NOTICE PERIOD" means 2 Business Days.

         "REQUIRED RESERVE" means, on any day during a Calculation Period, the product of (a) the greater of (i) the Required Reserve Factor Floor and (ii) the sum of the Loss Reserve, the Interest Reserve, the Dilution Reserve and the Servicing Reserve, times (b) the Net Pool Balance as of the Cut-Off Date immediately preceding such Calculation Period.

         "REQUIRED RESERVE FACTOR FLOOR" means, for any Calculation Period, the sum (expressed as a percentage) of (a) 20% plus (b) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

         "RESPONSIBLE OFFICER" means any Executive Officer as well as any other officer of the Parent who is primarily responsible for the administration of the transactions contemplated by the Transaction Documents.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Second Step Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed).

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "SECOND STEP RECEIVABLES SALE AGREEMENT" means that certain Receivables Sale Agreement, dated as of September 7, 2004, between ECM and the Borrower, as the same may be amended, restated or otherwise modified from time to time.

         "SECURED PARTIES" means the Indemnified Parties.

         "SERVICER" means at any time the Person (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

         "SERVICING FEE" means, for each day in a Calculation Period:

                  (a) an amount equal to (i) the Servicing Fee Rate (or, at any time while Parent or one of its Affiliates is the Servicer, such lesser percentage as may be agreed between the Borrower and the Servicer on an arms' length basis based on then prevailing market terms for similar services), TIMES (ii) the aggregate Outstanding Balance of all Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, TIMES (iii) 1/360; or

                  (b) on and after the Servicer's reasonable request made at any time when Parent or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (i) 110% of such Servicer's reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, DIVIDED BY (ii) the number of days in the current Calculation Period.

         "SERVICING FEE RATE" means 1.0% PER ANNUM (or such higher or lower percentage as the Agent and Borrower may from time to time agree upon based upon then prevailing market conditions).

         "SERVICING RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (a) the Servicing Fee Rate, TIMES (b) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

         "SETTLEMENT DATE" means (A) the 2nd Business Day after each Monthly Reporting Date, and (B) the last day of the relevant Interest Period in respect of each Loan of the Liquidity Banks.

         "SETTLEMENT PERIOD" means (A) in respect of each Loan of Blue Ridge, the immediately preceding Calculation Period, and (B) in respect of each Loan of the Liquidity Banks, the entire Interest Period of such Loan.

         "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "TAX CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

         "TERMINATION PERCENTAGE" has the meaning set forth in Section 2.2.

         "TERMINATING TRANCHE" has the meaning set forth in Section 4.3(b).

         "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Borrowing Notice, the Receivables Sale Agreements, each Collection Account Agreement, the Performance Undertaking, the Fee Letter, each Subordinated Note (as defined in the Receivables Sale Agreements) and all other instruments, documents and agreements executed and delivered in connection herewith.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "UNBILLED RECEIVABLE" means any Eligible Receivable arising out of the sale of goods or the rendering of services by an Originator, but for which an invoice has not yet been sent to the applicable Obligor.

         "UNBILLED RECEIVABLE EXCESS" means the portion of the aggregate Outstanding Balance of all Unbilled Receivables that exceeds 25% of the Outstanding Balance of all Eligible Receivables.

         "UNMATURED AMORTIZATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would, or in the Agent's sole judgment could reasonably be expected to, result in an Amortization Event.

         "WACHOVIA" means Wachovia Bank, National Association in its individual capacity and its capacity as agent.

         ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF NEW YORK, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9. ANY AMORTIZATION EVENT ARISING FROM A BREACH OF SECTION 7.1(B)(I) (THE REQUIREMENT TO GIVE NOTICE OF THE OCCURRENCE OF EACH AMORTIZATION EVENT OR UNMATURED AMORTIZATION EVENT) WILL BE DEEMED TO BE CONTINUING UNTIL WAIVED IN WRITING REGARDLESS OF WHETHER THE UNDERLYING AMORTIZATION EVENT OR UNMATURED AMORTIZATION EVENT IS CONTINUING.

                                  EXHIBIT II-A

                            FORM OF BORROWING NOTICE

                                                        ---

                         EQUIFAX RECEIVABLES FINANCE LLC

                                BORROWING NOTICE
                           DATED ______________, 20__
                     FOR BORROWING ON ________________, 20__

Wachovia Bank, National Association, as Agent
191 Peachtree Street, N.E., GA-8088
Atlanta, Georgia 30303

Attention:  Cecil Noble, Fax No. (404) 332-5152

Ladies and Gentlemen:

         Reference is made to the Credit and Security Agreement dated as of September 7, 2004 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among Equifax Receivables Finance LLC (the "BORROWER"), Equifax Capital Management Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, and Wachovia Bank National Association, individually and as Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

         1. The [Servicer, on behalf of the] Borrower hereby certifies, represents and warrants to the Agent and the Lenders that on and as of the Borrowing Date (as hereinafter defined):

                  (a) all applicable conditions precedent set forth in Article VI of the Credit Agreement have been satisfied;

                  (b) each of its representations and warranties contained in
         Section 5.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of the Borrowing Date;

                  (c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

                  (d) the Facility Termination Date has not occurred; and

                  (e) after giving effect to the Loans comprising the Advance requested below, the Aggregate Principal will not exceed the Borrowing Limit.

         2. The [Servicer, on behalf of the] Borrower hereby requests that Blue Ridge (or their respective Liquidity Banks) make an Advance on ___________, 20__ (the "BORROWING DATE") as follows:

                  (a) Aggregate Amount of Advance:  $_____________

                  (b) If the Advance is not funded by Blue Ridge, [Servicer on behalf of the] Borrower requests that the Liquidity Banks make an Alternate Base Rate Loan that converts into LIBO Rate Loan with an Interest Period of _____ months on the third Business Day after the Borrowing Date).

         3. Please disburse the proceeds of the Loans as follows:

                  [Apply $________ to payment of principal and interest of existing Loans due on the Borrowing Date]. [Apply $______ to payment of fees due on the Borrowing Date]. [Wire transfer $________ to account no. ________ at ___________ Bank, in [city, state], ABA No. __________,
         Reference: ________].

         IN WITNESS WHEREOF, the [Servicer, on behalf of the] Borrower has caused this Borrowing Request to be executed and delivered as of this ____ day of ___________, _____.

                           [_______________________, as Servicer, on behalf of:]
                            ____________., as Borrower

                           By: _________________________________
                           Name:
                           Title:

                                  EXHIBIT II-B

                            FORM OF REDUCTION NOTICE

                                       ---

                                REDUCTION NOTICE
                           DATED ______________, 20__

Wachovia Bank, National Association, as Agent
191 Peachtree Street, N.E., GA-8088
Atlanta, Georgia 30303

Attention:  Cecil Noble, Fax No. (404) 332-5152

Ladies and Gentlemen:

         Reference is made to the Credit and Security Agreement dated as of September 7, 2004 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AND SECURITY AGREEMENT") among Equifax Receivables Finance LLC (the "BORROWER"), Equifax Capital Management Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, and Wachovia Bank National Association, as Agent. Capitalized terms defined in the Credit and Security Agreement are used herein with the same meanings.

                  The Borrower hereby notifies the Agent that it wishes to make an Aggregate Reduction of $__________________ and that the Proposed Reduction Date for such Aggregate Reduction is _______________, 20__, which gives effect to the Required Notice Period.

         IN WITNESS WHEREOF, the Borrower has caused this Reduction Notice to be executed and delivered as of the date first above written.

                       EQUIFAX RECEIVABLES FINANCE LLC, as Borrower

                       By: _________________________________
                       Name:
                       Title:

                                   EXHIBIT III

          PLACES OF BUSINESS OF THE LOAN PARTIES; LOCATIONS OF RECORDS;
        STATE OF ORGANIZATION; ORGANIZATIONAL IDENTIFICATION NUMBER(S);
                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

------------------------------- ------------------------------------ ------------------------------------
                                  Equifax Receivables Finance LLC      Equifax Capital Management, Inc.
------------------------------- ------------------------------------ ------------------------------------
 Principal Places of Business        1550 Peachtree Street NW              1550 Peachtree Street NW
 and Chief Executive Office:          Atlanta, Georgia 30309                Atlanta, Georgia 30309
------------------------------- ------------------------------------ ------------------------------------
     Locations of Records            1550 Peachtree Street NW              1550 Peachtree Street NW
                                      Atlanta, Georgia 30309                Atlanta, Georgia 30309
------------------------------- ------------------------------------ ------------------------------------
    State of Organization                    Delaware                              Georgia
------------------------------- ------------------------------------ ------------------------------------
Organizational Identification                 3830039                              0442626
          Number(s)
------------------------------- ------------------------------------ ------------------------------------
       Federal Employer                     36-4557901                            32-0121873
   Identification Number(s)
------------------------------- ------------------------------------ ------------------------------------

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

---------------------------- -------------------------- ------------- -----------------------
      NAME OF ACCOUNT           NAME OF COLLECTION        LOCK-BOX     RELATED COLLECTION
                                   ACCOUNT BANK           NUMBER             ACCOUNT
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    105835        2000015153186
Finance LLC - Co. 04         Association
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    N/A           2000153353466
Finance LLC- Co. 04 EFT      Association
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    N/A           2000186448173
Finance LLC- Co. 04 VISA     Association
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    945510        2000123146917
Finance LLC- Co. 30          Association
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    N/A           2000134515634
Finance LLC- Co. 89          Association
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Bank of America            403495        12335101519
Finance LLC- Co. 89
---------------------------- -------------------------- ------------- -----------------------
Equifax Receivables          Wachovia Bank, National    N/A           2000016951442
Finance LLC                  Association
---------------------------- -------------------------- ------------- -----------------------

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:  Wachovia Bank, National Association, as Agent

         This Compliance Certificate is furnished pursuant to that certain Credit and Security Agreement dated as of September 7, 2004 among Equifax Receivables Finance LLC (the "BORROWER"), Equifax Capital Management Inc., as Servicer (the "SERVICER"), the Lenders party thereto and Wachovia Bank, National Association, as agent for such Lenders (the "AGREEMENT").

         THE UNDERSIGNED HEREBY CERTIFIES IN HIS OR HER REPRESENTATIVE CAPACITY ON BEHALF OF THE BORROWER THAT:

         1. I am the duly elected _________________ of Borrower.

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 BELOW].

         4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         [5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
____________________]

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered by the undersigned in his or her representative capacity on behalf of the Borrower as of ______________, 20__.

                  EQUIFAX RECEIVABLES FINANCE LLC

                  By:___________________________
                  Name:
                  Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

         A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

                  This schedule relates to the month ended: _______________

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                 [Insert copies of Wachovia and BofA Agreements]

                                   EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

         THIS ASSIGNMENT AGREEMENT (this "ASSIGNMENT AGREEMENT") is entered into as of the ___ day of ____________, ____, by and between _____________________
("ASSIGNOR") and __________________ ("ASSIGNEE").

                             PRELIMINARY STATEMENTS

         A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Credit and Security Agreement dated as of June ___, 2004 by and among Equifax Receivables Finance LLC, as Borrower, Equifax Capital Management Inc., as Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank, National Association, as Agent, and the Liquidity Banks party thereto (as amended, modified or restated from time to time, the "CREDIT AND SECURITY AGREEMENT") and that certain Liquidity Asset Purchase Agreement dated as of September 7, 2004 by and among Blue Ridge, the Liquidity Banks from time to time party thereto and Wachovia Bank, National Association, as Agent (as amended, modified or restated from time to time, the "LIQUIDITY AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit and Security Agreement.

         B. Assignor is a Liquidity Bank party to the Credit and Security Agreement and the Liquidity Agreement, and Assignee wishes to become a Liquidity Bank thereunder; and

         C. Assignor is selling and assigning to Assignee an undivided ____________% (the "TRANSFERRED PERCENTAGE") interest in all of Assignor's rights and obligations under the Transaction Documents and the Liquidity Agreement, including, without limitation, Assignor's Commitment, Assignor's Liquidity Commitment and (if applicable) Assignor's Loans as set forth herein.

                                    AGREEMENT

         The parties hereto hereby agree as follows:

         1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "EFFECTIVE DATE") two (2) Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("EFFECTIVE NOTICE") is delivered by the Agent to Blue Ridge, Borrower, Servicer, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Liquidity Bank party to the Credit and Security Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

         2. If Assignor has no outstanding principal under the Credit and Security Agreement or the Liquidity Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty

(except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and Liquidity Commitment and all rights and obligations associated therewith under the terms of the Credit and Security Agreement and the Liquidity Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under the Credit and Security Agreement and the Liquidity Agreement.

         3. If Assignor has any outstanding principal under the Credit and Security Agreement and Liquidity Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding principal of Assignor's Loans and, without duplication, Assignor's Percentage Interests (as defined in the Liquidity Agreement) (such amount, being hereinafter referred to as the "ASSIGNEE'S PRINCIPAL"); (ii) all accrued but unpaid (whether or not then due) Interest attributable to Assignee's Principal; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Principal for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "ASSIGNEE'S ACQUISITION Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment, Liquidity Commitment, Loans (if applicable) and Percentage Interests (if applicable) and all related rights and obligations under the Transaction Documents and the Liquidity Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under the Credit and Security Agreement and the Liquidity Agreement.

         4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Credit and Security Agreement or the Liquidity Agreement.

         5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the Liquidity Banks as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with any of the Transaction Documents or the Liquidity Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Credit and Security Agreement, the Liquidity Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any Collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Obligor, any Affiliate of the Borrower or the performance or observance by the Borrower, any Obligor, any Affiliate of the

Borrower of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of each of the Transaction Documents and the Liquidity Agreement, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, Blue Ridge, the Borrower or any other Liquidity Bank or Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents and the Liquidity Agreement; (e) Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents and the Liquidity Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Liquidity Agreement, the Credit and Security Agreement and the other Transaction Documents, are required to be performed by it as a Liquidity Bank or, when applicable, as a Lender.

         7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Credit and Security Agreement, including, without limitation, Sections 14.5 and 14.6 thereof.

         8. Schedule I hereto sets forth the revised Commitment and Liquidity Commitment of Assignor and the Commitment and Liquidity Commitment of Assignee, as well as administrative information with respect to Assignee.

         9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                            [ASSIGNOR]

                                            By: _________________________
                                            Title:

                                            [ASSIGNEE]

                                            By:  __________________________
                                            Title:

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

DATE:  _____________, ______

TRANSFERRED PERCENTAGE:    ____________%

-----------------------------------------------------------------------------------------------------------------------
                      A-1              A-2              B-1              B-2               C-1               C-2
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
ASSIGNOR           COMMITMENT       COMMITMENT      OUTSTANDING     RATABLE SHARE       LIQUIDITY         LIQUIDITY
                   (PRIOR TO      (AFTER GIVING    PRINCIPAL (IF    OF OUTSTANDING      COMMITMENT       COMMITMENT
                 GIVING EFFECT    EFFECT TO THE         ANY)          PRINCIPAL         (PRIOR TO       (AFTER GIVING
                     TO THE         ASSIGNMENT                                        GIVING EFFECT     EFFECT TO THE
                   ASSIGNMENT       AGREEMENT)                                            TO THE         ASSIGNMENT
                   AGREEMENT)                                                           ASSIGNMENT       AGREEMENT)
                                                                                        AGREEMENT)
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
-----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
                      A-1              A-2              B-1              B-2               C-1               C-2
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
ASSIGNEE           COMMITMENT       COMMITMENT      OUTSTANDING     RATABLE SHARE       LIQUIDITY         LIQUIDITY
                   (PRIOR TO      (AFTER GIVING    PRINCIPAL (IF    OF OUTSTANDING      COMMITMENT       COMMITMENT
                 GIVING EFFECT    EFFECT TO THE         ANY)          PRINCIPAL         (PRIOR TO       (AFTER GIVING
                     TO THE         ASSIGNMENT                                        GIVING EFFECT     EFFECT TO THE
                   ASSIGNMENT       AGREEMENT)                                            TO THE         ASSIGNMENT
                   AGREEMENT)                                                           ASSIGNMENT       AGREEMENT)
                                                                                        AGREEMENT)
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
-----------------------------------------------------------------------------------------------------------------------


ADDRESS FOR NOTICES
-------------------
_____________________________
_____________________________

Attention:
Phone:
Fax:

                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:      ________________________, Assignor
         ________________________
         ________________________
         ________________________


TO:      ________________________, Assignee
         ________________________
         ________________________
         ________________________


         The undersigned, as Agent under the Credit and Security Agreement dated as of September 7, 2004, by and among Equifax Receivables Finance LLC, a Delaware limited liability company, Equifax Capital Management Inc., as Servicer, Blue Ridge Asset Funding Corporation, Wachovia Bank, National Association, as Agent, and the Liquidity Banks party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, 200__ between __________________, as
Assignor, and __________________, as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be _________________, ____.

         2. Each of the undersigned hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Credit and Security Agreement.

         [3. Pursuant to such Assignment Agreement, the Assignee is required to pay $____________ to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]

                                            Very truly yours,

                                            WACHOVIA BANK, National Association,
                                            as Agent

                                            By: __________________________

                                            Title:_______________________

                                            BLUE RIDGE ASSET FUNDING CORPORATION

                                            BY:  WACHOVIA CAPITAL MARKETS LLC,
                                            ITS ATTORNEY-IN-FACT

                                            By:  ____________________________
                                            Name:
                                            Title:


****[THE BORROWER HEREBY CONSENTS TO THE FOREGOING ASSIGNMENT:

Equifax RECEIVABLES FINANCE LLC


By:  ______________________________
         Name:
         Title:]****

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY

                   SEE EXHIBIT V TO RECEIVABLES SALE AGREEMENT

                                   EXHIBIT IX

                             FORM OF MONTHLY REPORT

                 Equifax Receivables Finance LLC Monthly Report

                              For the Month Ended:

                                    (Page 1)
                                       ($)


I. Portfolio Information

 1. Beginning of Month Balance: (Total A/R Outstanding)             __________

 2. Gross Sales                                                     __________

 3. Deduct:

                                  a. Total Collections:             __________
                                  b. Total Dilution                 __________
                                  c. Write Offs                     __________

   Add:

                                  d. Recoveries                     __________
                                  e. Debit Adj.                     __________
                                  f. Net Unapplied Cash Activity    __________
                                  g. Non-A/R Activity               __________
                                  h. Change in Unbilled AR          __________

 4.a. Calculated Ending A/R Balance
   b. Reported Ending A/R Balance
   c. Difference (If any)

 5.Deduct:


                                  a.  Defaulted Receivables         __________
                                  b.  Deferred Revenue              __________
                                  c.  Cross-Age @ 50%               __________
                                  d.  Affiliates                    __________
                                  e.  Bankrupt Obligors             __________
                                  f.  Escrow Deposits               __________
                                  g.  Pass Through Revenue          __________
                                  h.  Wells Fargo Tiered Pricing    __________
                                  i.  Accrued Refunds               __________
                                  j.  Prepayments                   __________
                                  k.  GECC Volume Rebate            __________
                                  l.  Sales Tax Payable             __________
                                  m.  Unapplied Cash                __________

                                  n. Prebilling                     __________
                                  o. Credit Clearing                __________
                                  p. A/R Refunds                    __________
                                  q. Payment Plan                   __________
                                  r. Contra Accounts                __________
                                  s. Other                          __________
                                  t. Total Ineligibles              __________

 6.Eligible Receivables:

 7.Deduct: Excess Concentration:                                    __________
   Deduct: Excess Unbilled:                                         __________
   Deduct: Excess Government:                                       __________
   Deduct: Excess Terms > 30 days:                                  __________
 8.Net Pool Balance [(6) -(7)]:                                     __________


 9.     AGING          CURRENT        ONE MONTH    TWO MONTHS  THREE MONTHS
      SCHEDULE:         MONTH     %     PRIOR         PRIOR       PRIOR
-------------------------------------------------------------------------------
a.                 |            |   |            |           |               |
b.                 |            |   |            |           |               |
c.                 |            |   |            |           |               |
d.                 |            |   |            |           |               |
e.                 |            |   |            |           |               |
f.                 |            |   |            |           |               |
g.                 |            |   |            |           |               |
h.                 |            |   |            |           |               |
--------------------------------------------------------------------------------
       Total:      |            |   |            |           |               |
--------------------------------------------------------------------------------

                 Equifax Receivables Finance LLC Monthly Report
                              For the Month Ended:
                                    (Page 2)
                                       ($)


II. Calculations Reflecting Current Activity

     10.CP Outstanding                                              __________
     11.Required Reserve %                                          __________
     12.Required Reserve [(8) x (11)]:                              __________
     13.Maximum Funding Availability                                __________
     14.Funding Availability based on $125MM Facility Limit         __________
     15.Additional Availability or (Required Paydown)               __________


III. Compliance

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

     16.Asset Interest [(10) + (12) / (8)] < 100% :                 __________

     17.3M Avg. Delinquency Ratio                                   __________

     18.3M Avg. Default Ratio                                       __________

     19.3M Avg. Dilution Ratio                                      __________

     20.Facility Limit (12)<= $125,000                              __________


                 Equifax Receivables Finance LLC Monthly Report
                              For the Month Ended:
                                    (Page 3)
                                       ($)


IV. Excess Concentration: (Calculation)

    Eligible Receivables

       Allowable Percentage   Max. Allowable Balance)        CREDIT RATING
                                                             -------------
                          3.5%                                   NR/NR
                          4.0%                                   A3/P3
                          6.0%                                   A2/P2
                          8.0%                                   A1/P1
                         10.0%                                   A1+/P1

        Largest    Short-Term   Allowable     Total      Allowable      Excess
        Obligors  Debt Rating  Percentage  Receivables  Receivables  Receivables
    ----------------------------------------------------------------------------
   1
    ----------------------------------------------------------------------------
   2
    ----------------------------------------------------------------------------
   3
    ----------------------------------------------------------------------------
   4
    ----------------------------------------------------------------------------
   5
    ----------------------------------------------------------------------------
   6
    ----------------------------------------------------------------------------
   7
    ----------------------------------------------------------------------------
   8
    ----------------------------------------------------------------------------
   9
    ----------------------------------------------------------------------------
  10
    ----------------------------------------------------------------------------
  11
    ----------------------------------------------------------------------------
  12
    ----------------------------------------------------------------------------
  13
    ----------------------------------------------------------------------------
  14
    ----------------------------------------------------------------------------
  15
    ----------------------------------------------------------------------------
  16
    ----------------------------------------------------------------------------
  17
    ----------------------------------------------------------------------------

  18
    ----------------------------------------------------------------------------
  19
    ----------------------------------------------------------------------------
  20
    ----------------------------------------------------------------------------
  21
    ----------------------------------------------------------------------------
  22
    ----------------------------------------------------------------------------
  23
    ----------------------------------------------------------------------------
  24
    ----------------------------------------------------------------------------
  25
    ----------------------------------------------------------------------------

    Total                                                    -------------------


The undersigned hereby represents and warrants that the foregoing is a true and accuarate accounting with respect to outstanding receivables as of ___________ accordance with the Credit and Security Agreement dated as of September 7, 2004 and that all representations and warranties related to such Agreement are restated and reaffirmed.


Signed: __________________________________         Date: _______________________
Title:  __________________________________

                                    EXHIBIT X

                         FORM OF PERFORMANCE UNDERTAKING

         THIS PERFORMANCE UNDERTAKING (this "UNDERTAKING"), dated as of September 7, 2004, is executed by Equifax Inc., a Georgia corporation (the "PERFORMANCE GUARANTOR") in favor of Equifax Receivables Finance LLC, a Delaware limited liability company (together with its successors and assigns, "RECIPIENT").

                                    RECITALS

         1. Equifax Inc. (the "PARENT"), Equifax Information Services LLC, Equifax Direct Marketing Solutions LLC Equifax Information Services of Puerto Rico Inc., Compliance Data Center, Inc. (collectively, the "ORIGINATORS"), and Equifax Capital Management, Inc. ("ECM") have entered in to a Receivables Sale Agreement, dated as of September 7, 2004 (as amended, restated or otherwise modified from time to time, the "FIRST STEP SALE Agreement"), pursuant to which Originators, subject to the terms and conditions contained therein, are selling their respective right, title and interest in their accounts receivable to ECM.

         2. ECM and Recipient have entered into a Receivables Sale Agreement, dated as of September 7, 2004 (as amended, restated or otherwise modified from time to time, the "SECOND STEP SALE AGREEMENT"; the First Step Sale Agreement and the Second Step Sale Agreement being herein collectively called the "SALE AGREEMENTS"), pursuant to which ECM, subject to the terms and conditions contained therein, is selling and/or contributing its right, title and interest in such accounts receivable to Recipient.

         3. Performance Guarantor, directly or indirectly, owns one hundred percent (100%) of the capital stock or other equity interest of each of the other Originators, ECM and Recipient, and accordingly, Performance Guarantor, is expected to receive substantial direct and indirect benefits from their sale or contribution of receivables to ECM and Recipient pursuant to the Sale Agreements (which benefits are hereby acknowledged).

         4. As an inducement for ECM to acquire Originators' accounts receivable pursuant to the First Step Sale Agreement and for Recipient to acquire such accounts receivable pursuant to the Second Step Sales Agreement, Performance Guarantor has agreed to guaranty the due and punctual performance by the other Originators and ECM of their respective obligations under the Sale Agreements.

         5. Performance Guarantor wishes to guaranty the due and punctual performance by the other Originators of their obligations to ECM under or in respect of the First Step Sale Agreement and the due and punctual performance by ECM of its obligations to Recipient under or in respect of the Second Step Sale Agreement.

                                    AGREEMENT

         NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

         Section 1. DEFINITIONS. Capitalized terms used herein and not defined herein shall the respective meanings assigned thereto in the Sale Agreement or the Credit and Security Agreement (as hereinafter defined). In addition:

         "GUARANTEED OBLIGATIONS" means, collectively: all covenants, agreements, terms, conditions and indemnities to be performed and observed by any Originator (other than the Parent in its capacity as an Originator) or ECM under and pursuant to any of the Sale Agreements and each other document executed and delivered by any Originator (other than the Parent in its capacity as an Originator) or ECM pursuant to any of the Sale Agreements, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any Originator (other than the Parent in its capacity as an Originator) or ECM under any of the Sale Agreements, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason.

         Section 2. GUARANTY OF PERFORMANCE OF GUARANTEED OBLIGATIONS. Performance Guarantor hereby guarantees to Recipient, the full and punctual payment and performance by each Originator and ECM of its respective Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations of each Originator under the Agreements and each other document executed and delivered by any Originator pursuant to the Agreements and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by any Originator or ECM to Recipient, the Agent or the Lenders from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient, the Agent or any Lender in favor of any Originator, ECM or any other Person or other means of obtaining payment. Should any Originator or ECM default in the payment or performance of any of its Guaranteed Obligations, Recipient (or its assigns) may cause the immediate performance by Performance Guarantor of the Guaranteed Obligations and cause any payment Guaranteed Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Performance Guarantor shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by any Originator or ECM results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; PROVIDED THAT nothing herein shall relieve any Originator or ECM from performing in full its Guaranteed Obligations under the Agreements or Performance Guarantor of its undertaking hereunder with respect to the full performance of such duties.

         Section 3. PERFORMANCE GUARANTOR'S FURTHER AGREEMENTS TO PAY. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and reasonable legal expenses) actually incurred or expended by Recipient in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the

Prime Rate plus 2% PER ANNUM, such rate of interest changing when and as the Prime Rate changes.

         Section 4. WAIVERS BY PERFORMANCE GUARANTOR. Performance Guarantor waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or its assigns) in reliance on this Undertaking, and any requirement that Recipient (or its assigns) be diligent or prompt in making demands under this Undertaking, giving notice of any Termination Event, Amortization Event, other default or omission by any Originator or ECM or asserting any other rights of Recipient under this Undertaking. Performance Guarantor warrants that it has adequate means to obtain from each Originator or ECM, on a continuing basis, information concerning the financial condition of such Person and that it is not relying on Recipient to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses
(i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Undertaking, to deal with each Originator or ECM and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Recipient in its sole discretion deems fit, and to this end Performance Guarantor agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment Obligations of any Originator or ECM or any part thereof or amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment Obligations of such Originator or ECM or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against any Originator or ECM in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i) any failure on the part of any Originator or ECM to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 4.

         Section 5. UNENFORCEABILITY OF GUARANTEED OBLIGATIONS AGAINST ORIGINATORS. Notwithstanding (a) any change of ownership of any Originator or ECM or the insolvency, bankruptcy or any other change in the legal status of any Originator or ECM; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of any Originator, ECM or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from any Originator or ECM for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Performance Guarantor. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Originator or for any other reason with respect to any Originator or ECM, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Performance Guarantor.

         Section 6. REPRESENTATIONS AND WARRANTIES. Performance Guarantor hereby represents and warrants to Recipient that:

         (a) EXISTENCE AND STANDING. Performance Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Performance Guarantor is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

         (b) AUTHORIZATION, EXECUTION AND DELIVERY; BINDING EFFECT. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Undertaking has been duly executed and delivered by Performance Guarantor. This Undertaking constitutes the legal, valid and binding obligation of Performance Guarantor enforceable against Performance Guarantor in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (c) NO CONFLICT; GOVERNMENT CONSENT. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Performance Guarantor or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

         (d) FINANCIAL STATEMENTS. The consolidated financial statements of Performance Guarantor and its consolidated Subsidiaries dated as of December 31, 2002 and December 31, 2003 heretofore delivered to Recipient have been prepared in accordance with GAAP consistently applied and fairly present in all material respects the consolidated financial condition and results of operations of Performance Guarantor and its consolidated Subsidiaries as of such dates and for the periods ended on such dates. Since the later of (i) March 31, 2004 and (ii) the last time this representation was made or deemed made, and except as disclosed in the reports made by the Performance Guarantor to the Securities and Exchange Commission, no event has occurred which would or could reasonably be expected to have a Material Adverse Effect.

         (e) TAXES. Performance Guarantor has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Performance Guarantor or any of its Subsidiaries, except taxes (i) that are being contested in good faith by appropriate proceedings and for which Performance Guarantor has set aside on its books adequate reserves or (ii) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect. As of the date of this Agreement, the United States income tax returns of Performance Guarantor have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1995. No federal or state tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Performance Guarantor in respect of any taxes or other governmental charges are, in the judgment of Performance Guarantor, adequate.

         (f) LITIGATION AND CONTINGENT OBLIGATIONS. Except as disclosed in the filings made by Performance Guarantor with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the best of Performance Guarantor's knowledge threatened against or affecting Performance Guarantor or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operations of Performance Guarantor and its Subsidiaries taken as a whole, (ii) the ability of Performance Guarantor to perform its obligations under this Undertaking, or (iii) the validity or enforceability of any of this Undertaking or the rights or remedies of Recipient hereunder. Performance Guarantor does not have any material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 6(d).

         Section 7. SUBROGATION; SUBORDINATION. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full Performance Guarantor: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient, the Agent or any Lender against any Originator or ECM, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient, the Agent and the Lenders against any Originator or ECM and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which Performance Guarantor might now have or hereafter acquire against any Originator or ECM that arise from the existence or performance of Performance Guarantor's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Originator or ECM in respect of any liability of Performance Guarantor to such Originator or ECM and (d) waives any benefit of and any right to participate in any collateral security which may be held by Secured Parties, the Agent or the Lenders. The payment of any amounts due with respect to any indebtedness of any Originator or ECM now or hereafter owed to Performance Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. Performance Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of any Originator or ECM to Performance Guarantor until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Performance Guarantor as trustee for Recipient (and its assigns) and be paid over to Recipient (or its assigns) on account of the Guaranteed Obligations without affecting in any manner the liability of Performance Guarantor under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate subordination agreement which Recipient may at any time and from time to time enter into with Performance Guarantor.

         Section 8. TERMINATION OF PERFORMANCE UNDERTAKING. Performance Guarantor's obligations hereunder shall continue in full force and effect until the Final Payout Date, PROVIDED THAT this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator or ECM or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Undertaking.

         Section 9. EFFECT OF BANKRUPTCY. This Performance Undertaking shall survive the insolvency of any Originator or ECM and the commencement of any case or proceeding by or against any Originator or ECM under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any Originator or ECM or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Originator or ECM is subject shall postpone the obligations of Performance Guarantor under this Undertaking.

         Section 10. SETOFF. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, but only during the existence of an Amortization Event, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Performance Guarantor under this Undertaking then past due for more than two (2) Business Days.

         Section 11. TAXES. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding (except for taxes excluded under Section 10.1 of the Credit and Security Agreement). If Performance Guarantor is required by law to make any deduction or withholding on account of tax (except for taxes excluded under Section 10.1 of the Credit and Security Agreement) or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

         Section 12. FURTHER ASSURANCES. Performance Guarantor agrees that it will from time to time, at the request of Recipient (or its assigns), provide information relating to the business and affairs of Performance Guarantor as Recipient may reasonably request. Performance Guarantor also agrees to do all such things and execute all such documents as Recipient (or its assigns) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of Recipient hereunder.

         Section 13. SUCCESSORS AND ASSIGNS. This Performance Undertaking shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of each of Recipient and the Agent. Without limiting the generality of the foregoing sentence, Recipient may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Parties herein.

         Section 14. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Performance Guarantor. No failure on the part of Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 15. NOTICES. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Performance Guarantor, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature to the Credit and Security Agreement, or at such other addresses as each of Performance Guarantor or any Recipient may designate in writing to the other. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this Section 15.

         Section 16. GOVERNING LAW. THIS UNDERTAKING SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

         Section 17. CONSENT TO JURISDICTION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF PROVIDER AND RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF THE PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

         Section 18. BANKRUPTCY PETITION. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 19. MISCELLANEOUS. This Undertaking constitutes the entire agreement of Performance Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Performance Guarantor's liability under this Undertaking, then, notwithstanding any other provision of this Undertaking to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "SECTION" shall mean a reference to sections of this Undertaking.

         IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.

                                              EQUIFAX INC.

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

                                   SCHEDULE A

                         COMMITMENTS OF LIQUIDITY BANKS

    ---------------------------------------- ---------------------------------
                LIQUIDITY BANK                     COMMITMENT
    ---------------------------------------- ---------------------------------
     Wachovia Bank, National Association          $125,000,000
    ---------------------------------------- ---------------------------------

                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT

                       ON OR PRIOR TO THE INITIAL PURCHASE

         1. Executed copies of the Credit and Security Agreement, duly executed by the parties thereto.

         2. Copy of the Resolutions of the Board of Directors (or other governing body) of each Loan Party and Performance Guarantor certified by its Secretary authorizing such Person's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

         3. Articles or Certificate of Incorporation or Organization of each Loan Party and Performance Guarantor certified by the Secretary of State of its jurisdiction of incorporation or organization on or within a recent date prior to the initial Advance.

         4. Good Standing Certificate for each Loan Party and Performance Guarantor issued by the Secretaries of State of its state of incorporation or organization and each jurisdiction where it has material operations, each of which is listed below:

         a. Borrower:

         b. Servicer:

         c. Performance Guarantor:

         5. A certificate of the Secretary of each Loan Party and Performance Guarantor certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Person's By-Laws or Limited Liability Company Agreement.

         6. State and federal tax lien, judgment lien and UCC lien searches against each Loan Party from the following jurisdictions:

         a. Borrower: Georgia (Secretary of State and Fulton County); Delaware Secretary of State

         b. Servicer: Georgia (Secretary of State and Fulton County)

         7. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of the initial Advance in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by this Agreement.


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

         8. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by Borrower.

         9. Executed copies of Collection Account Agreements for each Lock-Box and Collection Account.

         10. Favorable opinions of special legal counsel and General Counsel (as to items (a), (b), and (c) below) for the Loan Parties and Performance Guarantor reasonably acceptable to the Agent which addresses the following matters and such other matters as the Agent may reasonably request:

         (a) Each of the Loan Parties and Performance Guarantor is a corporation or limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization.

         (b) Each of the Loan Parties and Performance Guarantor has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such entity's business.

         (c) The execution and delivery by each of the Loan Parties and Performance Guarantor of the Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such entity and will not:

                  (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

                  (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or organization or its bylaws or limited liability company agreement or of any agreement, judgment, injunction, order, decree or other instrument binding upon such entity; or

                  (iii) result in the creation or imposition of any Adverse Claim on assets of such entity or any of its Subsidiaries (except as contemplated by the Transaction Documents).

         (d) Each of the Transaction Documents to which each of the Loan Parties and Performance Guarantor is a party has been duly executed and delivered by such entity and constitutes the legally valid, and binding obligation of such entity enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         (e) The provisions of the Credit and Security Agreement are effective to create valid security interests in favor of the Agent, for the benefit of the Secured Parties, in all of Borrower's right, title and interest in and to the Receivables and Related Security described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in



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the UCC) (collectively, the "OPINION COLLATERAL"), as security for the payment of the Obligations.

         (f) Each of the UCC-1 Financing Statements naming Borrower as debtor, and Agent, as secured party, to be filed in the State of Delaware, is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of the Agent, for the benefit of the Secured Parties, in the Opinion Collateral will be perfected.

         (g) Based solely on our review of the [describe UCC Search Reports], and assuming (i) the filing of the Financing Statements and payment of the required filing fees in accordance with paragraph (f) and (ii) the absence of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements, the security interest of the Agent in the Opinion Collateral is prior to any security interest granted in the Opinion Collateral by Borrower, the priority of which is determined solely by the filing of a financing statement in the [describe filing offices].

         (h) Neither of the Loan Parties is a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         11. A Closing Certificate.

         12. The Fee Letter.

         13. A Monthly Report as at July 31, 2004.

         14. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Agreement.

         15. The Liquidity Agreement, duly executed by each of the parties thereto.

         16. If applicable, for each Lender that is not incorporated under the laws of the United States of America, or a state thereof, two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, as applicable, certifying in either case that such Lender is entitled to receive payments under the Agreement without deduction or withholding of any United States federal income taxes.

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